UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant
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Filed by a Party other than the Registrant
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

CYTOSORBENTS CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CytoSorbents Corporation
7 Deer Park Drive, Suite K
Monmouth Junction, New Jersey 08852
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
NOTICE IS HEREBY GIVEN that the Annual Meeting of the holders of shares of common stock, each having a par value of $0.001 per share (“Common Stock”), of CytoSorbents Corporation (“CytoSorbents” or the “Company”) will be held virtually on Tuesday, June 7, 2022 at 10:00 a.m. Eastern time.
Virtual Annual Meeting
In light of the coronavirus (COVID-19) pandemic, and after careful consideration, the Company’s Board of Directors (the “Board”) has determined to hold a virtual annual meeting in order to facilitate stockholder attendance and participation by enabling stockholders to participate from any location and at no cost. We believe this is the right choice for the Company at this time, as it enables engagement with our stockholders, regardless of size, resources, or physical location while safeguarding the health of our stockholders, directors, management and employees. We are committed to ensuring that our stockholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting. You will be able to attend the Annual Meeting online and vote your shares electronically during the Annual Meeting by visiting www.virtualshareholdermeeting.com/CTSO2022. To participate in the virtual Annual Meeting, you will need the 16-digit control number included on your “Important Notice Regarding the Availability of Proxy Materials” proxy card or voting instruction form. The Annual Meeting webcast will begin promptly at 10:00 a.m. Eastern Time. We encourage you to access the Annual Meeting prior to the start time. Online check-in will begin at 9:00 a.m. Eastern Time, and you should allow ample time for the check-in procedures. We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Annual Meeting. A phone number where you can obtain technical assistance will be made available on the day of the Annual Meeting.
Items of Business
At the Annual Meeting, you will be asked to consider and take action with respect to the following:
1.
To elect six directors, who shall each serve for a term of one year;

2.
To approve, on an advisory basis, the compensation of the Company’s named executive officers, disclosed pursuant to Item 402 of Regulation S-K;

3.
To ratify the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2022; and

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To conduct such other business as may properly come before the Annual Meeting or any adjournments thereof.

The foregoing items of business are fully described in the Proxy Statement accompanying this Notice of Annual Meeting of the Stockholders. Only Holders of Common Stock of record at the close of business on April 14, 2022 are entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.
The Board of Directors recommends that you vote as follows on the matters to be presented at the Annual Meeting:
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FOR the election of the six nominees to the Board each for a one-year term.

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FOR the vote to approve the compensation of the Company’s named executive officers, disclosed pursuant to Item 402 of Regulation S-K, on advisory basis.

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FOR the ratification of the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

Similar to last year, instead of mailing a printed copy of our proxy materials, including our Annual Report, to each stockholder of record, we have decided to provide access to these materials in a fast and efficient manner via the Internet. This reduces the amount of paper necessary to produce these materials, as well as the costs associated with mailing these materials to all stockholders. Accordingly, on April 22, 2022, we began mailing a Notice Regarding Internet Availability of Proxy Materials (the “Notice”), to all stockholders of record as of April 14, 2022, and posted our proxy materials on the website referenced in the Notice (www.proxyvote.com). As more fully described in the Notice, all stockholders may choose to access our proxy materials on the website referred to in the Notice or may request to receive a printed set of our proxy materials. In addition, the Notice and website provide information regarding how you may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 7, 2022
OUR PROXY STATEMENT AND ANNUAL REPORT FOR THE FISCAL YEAR ENDED
DECEMBER 31, 2021 ARE AVAILABLE AT WWW.PROXYVOTE.COM.
YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WHETHER OR NOT YOU EXPECT TO ATTEND VIRTUALLY, PLEASE PROMPTLY VOTE YOUR PROXY BY ACCESSING THE INTERNET SITE AND FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD OR BY REQUESTING A PRINTED COPY OF THE PROXY MATERIALS AND MARKING, DATING, SIGNING AND RETURNING THE PROXY CARD.
By Order of the Board of Directors,
/s/ Kathleen P. Bloch

Kathleen P. Bloch, CPA, MBA
Chief Financial Officer and Secretary
Monmouth Junction, New Jersey
Dated: April 22, 2022

CytoSorbents Corporation
7 Deer Park Drive, Suite K
Monmouth Junction, New Jersey 08852

PROXY STATEMENT
2022 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 7, 2022

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of CytoSorbents Corporation (“CytoSorbents” or the “Company”) to be used at the Annual Meeting of the holders of shares of common stock, par value $0.001 per share (“Common Stock”), of CytoSorbents, to be held on June 7, 2022 and at any adjournment thereof (the “Annual Meeting”). The time and place of the Annual Meeting are stated in the Notice Regarding Internet Availability of Proxy Materials and the Notice of Annual Meeting of Stockholders that accompanies this proxy statement.
Similar to last year, instead of mailing a printed copy of our proxy materials, including our Annual Report, to each stockholder of record, we have decided to provide access to these materials in a fast and efficient manner via the Internet. This reduces the amount of paper necessary to produce these materials, as well as the costs associated with mailing these materials to all stockholders. Accordingly, on April 22, 2022, we began mailing the Notice Regarding Internet Availability of Proxy Materials to all stockholders of record as of April 14, 2022 and posted our proxy materials on the website referenced therein (www.proxyvote.com). As more fully described in the Notice Regarding Internet Availability of Proxy Materials, all stockholders may choose to access our proxy materials on the website referred to therein or may request to receive a printed set of our proxy materials. In addition, the Notice Regarding Internet Availability of Proxy Materials and website provide information regarding how you may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.
VOTING RIGHTS
Only stockholders as of the close of business on April 14, 2022, the record date fixed by the Board of Directors of CytoSorbents (the “Board”), are entitled to notice of and to vote at the Annual Meeting. As of the record date, there were 43,562,119 shares of Common Stock issued and outstanding and no other outstanding classes of voting securities. Each holder of our Common Stock is entitled to one vote per share on each matter presented at the Annual Meeting.
A majority of the votes cast by stockholders entitled to vote for the election of directors is required to elect the directors. Cumulative voting for the election of directors is not permitted. The affirmative vote of a majority of the shares present, virtually or represented by proxy and entitled to vote on the matter is required to approve, on an advisory basis, the compensation of the Company’s named executive officers, disclosed pursuant to Item 402 of Regulation S-K. The affirmative vote of a majority of the shares present, virtually or represented by proxy and entitled to vote on the matter is required to approve the ratification of the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2022.
Shares of Common Stock represented by valid proxy cards, completed, duly signed, dated, returned to the Company and not revoked, as well as shares that are properly voted via the Internet, as explained below, will be voted at the Annual Meeting as directed on the proxy. You may also vote your shares by telephone by calling 1-800-690-6903 and following the instructions on the proxy card.
In the election of directors, stockholders may vote “FOR”, “AGAINST”, or “ABSTAIN” with regard to the nominees for election. Shares that are represented by valid proxy cards or that are properly voted via the Internet or telephone and that are marked “ABSTAIN” with regard to election of the nominees for director will be deemed present at the Annual Meeting for purposes of determining a quorum and will have the same effect as a vote “AGAINST” election of such nominee. If no vote is specified on the proxy and in the absence of directions to the contrary, the shares will be voted “FOR” the election of the nominees for director named in this proxy statement.

Stockholders may vote “FOR”, “AGAINST”, or “ABSTAIN” with regard to the approval, on an advisory basis, the compensation of the Company’s named executive officers, disclosed pursuant to Item 402 of Regulation S-K. Shares that are represented by valid proxy cards or that are properly voted via the Internet or telephone and that are marked “ABSTAIN” with regard to this proposal will be deemed present at the Annual Meeting for purposes of determining a quorum and will have the same effect as a vote “AGAINST” this proposal. If no vote is specified on the proxy and in the absence of directions to the contrary, the shares will be voted “FOR” this proposal.
Stockholders may vote “FOR”, “AGAINST”, or “ABSTAIN” with regard to the ratification of the appointment of our independent auditors named in this proxy statement. Shares that are represented by valid proxy cards or that are properly voted via the Internet or telephone and that are marked “ABSTAIN” with regard to the ratification of the appointment of the independent auditors will be deemed present at the Annual Meeting for purposes of determining a quorum and will have the same effect as a vote “AGAINST” this proposal. If no vote is specified on the proxy and in the absence of directions to the contrary, the shares will be voted “FOR” the ratification of the appointment of our independent auditors.
Stockholders may vote their shares via the Internet by following the instructions included in the Notice Regarding Internet Availability of Proxy Materials by accessing the Internet at www.proxyvote.com and following the instructions contained on that website. In addition, the law of the State of Delaware, under which CytoSorbents is incorporated, permits electronic voting, provided that each proxy submitted by a stockholder via the Internet or telephone contains or is submitted with information from which it can be determined that such proxy was authorized by the stockholder. Submitting a proxy via the Internet or telephone will not affect your right to vote should you decide to virtually attend the Annual Meeting. If you vote your shares via the Internet or telephone, you are responsible for any Internet access or telephone charges that you may incur.
If you are a stockholder of record, that is, you are listed as a holder of Common Stock in the Company’s books and records as of the close of business on April 14, 2022, you may vote your shares via the Internet at www.proxyvote.com rather than by returning the proxy card that accompanies this proxy statement. Once you access that website, in order to vote your shares, you will be required to provide the login control number contained on your proxy card. After providing this information, you will be prompted to complete an electronic proxy card. Your votes will be indicated on your computer screen and you will be prompted to submit or revise your electronic proxy card as desired.
If you are a beneficial owner of shares of Common Stock as of the close of business on April 14, 2022, that is, you own your shares through a bank or broker, you should receive from your bank or broker a voting instruction form that outlines the methods by which you can vote your shares. A number of banks and brokers have arranged for beneficial owners to vote their shares via the Internet or telephone and will provide voting instructions on the voting instruction form. If your bank or broker uses Broadridge Financial Solutions, you may vote your shares via the Internet at www.proxyvote.com or by phone by calling the telephone number shown on the voting instruction form received from your broker or bank. If you do not give instructions to your bank or broker, it may vote your shares with respect to “routine” matters but will not be permitted to vote your shares with respect to “non-routine” matters. When a bank or broker has not received instructions from the beneficial owners or persons entitled to vote and the bank or broker cannot vote on a particular matter because it is not routine, then there is a “broker non-vote” on that matter. We believe the proposal with regard to the ratification of the appointment of our independent auditors named in this proxy statement in considered “routine” and thus broker-non-votes are not applicable to such proposal. The remaining proposals are “non-routine” and thus, broker non-votes will not affect the outcome of the voting on such proposals. We strongly encourage you to submit your voting instructions and exercise your right to vote as a stockholder.
The presence of the holders of a majority of the shares of Common Stock issued, outstanding and entitled to vote, virtually or represented by duly executed proxies, at the Annual Meeting is necessary to constitute a quorum for the transaction of business at the Annual Meeting. As long as one of the matters to be voted upon at the Annual Meeting is deemed to be a “routine” matter, proxies reflecting broker non-votes (if any) will be counted towards the quorum requirement.

If you request a printed copy of the proxy materials by mail, mark, date, sign, and return the enclosed proxy card to Broadridge Representatives of Broadridge Financial Solutions, Inc., and our inspectors of election will tabulate and certify the votes.
A postage prepaid envelope addressed to Broadridge Financial Solutions, Inc. will be provided with requested printed proxy materials.
The Board does not know of any other business to be presented for consideration at the Annual Meeting. If any other business properly comes before the Annual Meeting or any adjournment thereof, the proxies will be voted on such matters in the discretion of the proxy holders. The Delaware General Corporation Law provides that, unless otherwise provided in the proxy and unless the proxy is coupled with an interest, a stockholder may revoke a proxy previously given at any time prior to its exercise at the Annual Meeting. A stockholder who has voted shares by returning a proxy card or by delivering a proxy via the Internet or by phone may revoke it at any time before it is exercised at the Annual Meeting by:
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delivering to any of the persons named as proxies on the proxy card, or addressed to and received by the Secretary, an instrument revoking the proxy;

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participating in the Annual Meeting and voting via computer, iPad or smartphone and executing a later dated proxy which is exercised at the Annual Meeting; or

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casting a later vote via the Internet or telephone.

Participation in the Annual Meeting will not, by itself, revoke a proxy. We plan to announce preliminary voting results at the Annual Meeting and will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC within four business days after the Annual Meeting.
The expense of soliciting proxy cards, including the costs of preparing, assembling and mailing the Notice Regarding Internet Availability of Proxy Materials and the Notice of Annual Meeting of Stockholders, proxy statement and proxy card, will be borne by us. We will also reimburse banks, brokers, or other institutions for their expenses incurred in sending proxies and proxy materials to the beneficial owners of shares held by them. We may also elect to engage outside professionals to assist us in the distribution and solicitation of proxies at a fee to be borne by us.

Questions and Answers About the Annual Meeting
Why are you holding a virtual meeting?
In light of the coronavirus (COVID-19) pandemic, and after careful consideration, the Company’s Board of Directors (the “Board”) has determined to hold a virtual annual meeting in order to facilitate stockholder attendance and participation by enabling stockholders to participate from any location and at no cost. We believe this is the right choice for the Company at this time, as it enables engagement with our stockholders, regardless of size, resources, or physical location while safeguarding the health of our stockholders, directors, management and employees. We are committed to ensuring that our stockholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting.
Why am I being provided with these materials?
We are providing this proxy statement (the “Proxy Statement”) to you in connection with the solicitation by our board of directors of proxies to be voted at our annual meeting of stockholders to be held on June 7, 2022 (the “Annual Meeting”), and at any postponements or adjournments of the 2022 Annual Meeting. We have either (i) delivered to you a notice of annual meeting and made this Proxy Statement and our annual report to stockholders for the year-ended December 31, 2021 (together, the “Proxy Materials”) available to you on the Internet or (ii) delivered printed versions of these Proxy Materials, including a proxy card, to you by mail.
How do I attend the Annual Meeting?
You can access the Annual Meeting at www.virtualshareholdermeeting.com/CTSO2022. You must enter the 16-digit control number found on your “Important Notice Regarding the Availability of Proxy Materials” Proxy Card or voting instruction form. The Annual Meeting webcast will begin promptly at 10:00 a.m. Eastern Time. We encourage you to access the Annual Meeting prior to the start time. Online check-in will begin at 9:00 a.m. Eastern Time, and you should allow ample time for the check-in procedures.
What if I need technical assistance during the Annual Meeting?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Annual Meeting. A phone number where you can obtain technical assistance will be made available on the day of the Annual Meeting.
Who may vote at the meeting?
Holders of Common Stock of record at the close of business on April 14, 2022 are entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.
Stockholder of Record: Shares Registered in Your Name
If, on the Record Date, your shares were registered directly in your name with the transfer agent for our common stock, American Stock Transfer & Trust Company, LLC (AST), then you are a stockholder of record. As a stockholder of record, you may vote at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting online, we urge you to fill out and return the Proxy Card or vote by proxy over the telephone or on the internet as instructed below to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent
If, on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting online. However, since you are not the stockholder of record, you may not vote your shares during the Annual Meeting unless you request and obtain a valid Proxy Card from your broker or other agent.
What is the quorum requirement for the meeting?
A majority of our outstanding common shares of stock entitled to vote as of the record date must be present at the meeting in order for us to hold the meeting and conduct business. This is called a quorum. Your shares will be counted as present at the meeting if you:
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are present and entitled to vote at the meeting;

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properly submitted a proxy card or voter instruction card in advance of or at the meeting; or

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do not provide your broker with instructions on how to vote, but the broker submits the proxy nonetheless (a broker non-vote).

If you are present virtually or by proxy at the meeting, but abstain from voting on any or all proposals, your shares are still counted as present and entitled to vote. The proposals listed in this proxy statement identify the votes needed to approve or ratify the proposed actions.
What proposals will be voted on at the meeting?
The proposals to be voted on at the meeting are as follows:
1.
To elect six directors, who shall each serve for a term of one year;

2.
To approve, on an advisory basis, the compensation of the Company’s named executive officers, disclosed pursuant to Item 402 of Regulation S-K;

3.
To ratify the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2022; and

4.
To conduct such other business as may properly come before the Annual Meeting or any adjournments thereof.

How may I vote my shares personally at the meeting?
If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC (AST), you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to vote during the meeting at www.virtualshareholdermeeting.com/CTSO2022 using your unique control number that was included in your proxy card. If your shares are held in a brokerage account or by another nominee or trustee, you are considered the beneficial owner of shares held in street name. As the beneficial owner, you are also invited to attend the meeting via the Internet. Because a beneficial owner is not the stockholder of record, you may not vote these shares at the meeting unless you obtain a “legal proxy” from your broker, nominee, or trustee that holds your shares, giving you the right to vote the shares at the meeting.
How can I vote my shares without attending the meeting?
Whether you hold shares directly as a registered stockholder of record or beneficially in street name, you may vote without attending the meeting. If your shares are held by a broker, trustee or other nominee, they should send your instructions that you must follow in order to have your shares voted. If you hold shares in your own name, you may vote by proxy in any one of the following ways:
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Via the Internet by accessing the proxy materials on the secure website https://www.proxyvote.com and following the voting instructions on that website;

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Via telephone by calling toll free 1-800-690-6903 and following the recorded instructions; or

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Via mail, by marking, signing and dating the enclosed proxy card and returning it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717

The Internet and telephone voting procedures are designed to authenticate stockholders’ identities by use of a control number to allow stockholders to vote their shares and to confirm that stockholders’ instructions have been properly recorded. Voting via the Internet or telephone must be completed by 11:59 p.m. Eastern Time on June 6, 2022. Of course, you can always attend the meeting virtually and vote your shares. If you submit or return a proxy card without giving specific voting instructions, your shares will be voted as recommended by the Board.
Who will count the vote?
Broadridge Financial Solutions, Inc. (“Broadridge”) has been engaged as our independent agent to tabulate stockholder votes as the Inspector of Election (the “Inspector”). If you are a stockholder of record, your executed Proxy Card is returned directly to Broadridge for tabulation. As noted above, if you hold your shares through a broker, your broker returns one Proxy Card to Broadridge on behalf of all its clients.
Where can I find the voting results of the meeting?
We expect to announce the preliminary voting results at the annual meeting. We will publish the finalized results in a Form 8-K filed with the SEC within four business days of the annual meeting.

PROPOSALS TO BE VOTED UPON BY SHAREHOLDERS
The following describes each of the three proposals to be voted upon by shareholders at our Annual Meeting:
PROPOSAL NO. 1 — ELECTION OF DIRECTORS
Our bylaws provide that our Board shall consist of not less than three members. Each director serves for a one-year term, with each director being elected at each annual meeting of Stockholders. Six directors are currently serving on the Board. The directorships expiring this year are currently filled by Phillip P. Chan, Al W. Kraus, Edward R. Jones, Michael G. Bator, Alan D. Sobel and Jiny Kim. If each director is elected, the total number of directors comprising our Board will remain at six directors effective immediately following the Annual Meeting. If elected, each director’s term will expire in 2023. Our Board is authorized to increase or decrease the total number of directors within the limitations prescribed by our bylaws.
The nominees for election at this Annual Meeting have informed us that they are willing to serve for the term to which they are nominated, if elected. If any nominee should become unavailable for election or is unable to serve as a director, the shares represented by proxies voted in favor of that nominee will be voted for any substitute nominee that may be named by the Board.
Set forth in the table and paragraphs below is certain information about the nominees for election as directors, including each nominee’s age and length of service as a director of the Company, principal occupation and business experience for at least the past five years and the names of other publicly held companies on whose boards the director serves or has served in the past five years. There are no family relationships among any of our directors, nominees for director and executive officers.
Name	Age	Director Since	Position(s) with CytoSorbents
Phillip P. Chan, MD, PhD	51	2008	Director and Chief Executive Officer
Al W. Kraus(1)(2)(3)	77	2003	Director and Chairman of the Board
Edward R. Jones, MD, MBA(1)(3)	73	2007	Director
Michael G. Bator, MBA(2)	58	2015	Director
Alan D. Sobel, CPA(1)(3)	61	2014	Director
Jiny Kim, MBA	45	2022	Director

(1)
Member of the Nominating and Corporate Governance Committee.

(2)
Member of the Compensation Committee.

(3)
Member of the Audit Committee.

Director Experience, Qualifications, Attributes and Skills
We believe that the backgrounds and qualifications of our directors and director nominees, considered as a group, provide a broad mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. Our Nominating and Corporate Governance Committee does not have a specific policy with regard to the consideration of diversity in identifying director nominees. However, our Nominating and Corporate Governance Committee values diversity on our Board and considers the diversity of the professional experience, education and skills, as well as diversity of origin, in identifying director nominees. Our Board is composed of a diverse group of leaders in their respective fields. Many of the current directors have leadership experience at major domestic and international companies with operations inside and outside the United States, as well as experience serving on other companies’ boards, which provides an understanding of different business processes, challenges and strategies facing boards and other companies. Collectively, our directors have experience as chief executive officers, presidents, or general partners of medical-device companies, physician or other professional organizations, and investment companies which brings unique perspectives to the Board. Furthermore, our directors also have other experience that makes them valuable members, such as prior experience with financing transactions or mergers and acquisitions that provides insight into issues faced by companies.

The following highlights the specific experience, qualification, attributes, and skills of our individual Board members that have led our Nominating and Corporate Governance Committee to conclude that these individuals should serve on our Board:
Phillip P. Chan, MD, PhD became a director of CytoSorbents in 2008, and from January 2009 to April 2020 served as our President and Chief Executive Officer. With Mr. Capponi’s promotion to President in April 2020, Dr. Chan continues to serve as Chief Executive Officer. Prior to joining CytoSorbents, Dr. Chan led healthcare and life science investments for the NJTC Venture Fund from 2003 to 2008, most recently as a Partner. Dr. Chan is a co-founder and Vice Chairman of the Board of Directors of Medality Medical, Inc., fka Andrew Technologies, a medical device company that has received U.S. Food and Drug Administration (FDA) 510(k) clearance of its HydraSolve® lipoplasty system and is now in human clinical studies using the system to remove visceral mesenteric fat as a potential surgical treatment of Type 2 diabetes. He is an Internal Medicine physician with a strong background in clinical medicine and research. Dr. Chan received his MD and PhD from the Yale University School of Medicine, completed his Internal Medicine residency at the Beth Israel Deaconess Medical Center at Harvard Medical School and received his Board certification. He also holds a BS in cell and molecular biology from Cornell University.
Al W. Kraus has been a director of the Company since 2003 and has been Chairman of the Board since 2009. From 2003 through 2008, Mr. Kraus also served as our President and Chief Executive Officer. Prior to joining CytoSorbents, from 2001 to 2003, Mr. Kraus served as President and Chief Executive Officer of NovoVascular Inc., an early-stage company developing coated stent technology. From 1996 to 1998, Mr. Kraus served as President and Chief Executive Officer of Althin Healthcare and from 1998 to 2000, served as President and Chief Executive Officer of Althin Medical Inc., a manufacturer of products for the treatment of end stage renal disease. While Chief Executive Officer of Althin Healthcare, he provided strategic direction and management for the operations throughout the Americas. From 1985 through 1989, Mr. Kraus served as Chief Executive Officer of Victor Technologies. Formerly known as Micronics, a computer company, and from 1979 to 1985, he was U.S. Subsidiary Manager and Chief Operating Officer of Gambro Inc., a leading medical technology and healthcare company. Mr. Kraus was the Chief Operating Officer of Gambro when it went public in the United States in an offering led by Morgan Stanley. Mr. Kraus holds a BS in Business Administration from St. Joseph’s University.
Edward R. Jones, MD, MBA has been a director of the Company since April 2007. Dr. Jones retired from the clinic practice of nephrology in January 2020. Dr. Jones has been an attending physician at Albert Einstein Medical Center and Chestnut Hill Hospital as well as Clinical Professor of Medicine at Temple University Hospital since 1985. Dr. Jones has published or contributed to the publishing of 30 chapters, articles, and abstracts on the subject of treating kidney-related illnesses. He has been a member of the Renal Physicians Association, the Philadelphia County Medical Society for 17 years, and is a past board member of the National Kidney Foundation of the Delaware Valley. From March 2009 to March 2011, Dr. Jones is past-President of, and past Counselor at, the Renal Physicians Association. Dr. Jones is past Chairman of Kidney Care Partners, and he is past President of Delaware Valley Nephrology and Hypertension Associates. He retired from that practice on June 30, 2018. Dr. Jones graduated from the Medical University of South Carolina and completed his Internal Medicine residency at Temple University Hospital (TUH). He later served as Chief Medical Resident at Temple University Hospital. He was a fellow in the Renal and Electrolyte Section of the University of Pennsylvania after which he joined the faculty of Temple where he ran the renal physiology laboratory while teaching and providing patient care. Dr. Jones received his MBA in healthcare management from St. Joseph’s University in Philadelphia.
Michael G. Bator, MBA has been a director of CytoSorbents since July 2015. Mr. Bator is a founder and partner of Quartz Advisory Group, LLC, a capital markets investment bank. Mr. Bator is the founder and partner of Certus Advisory, a consulting firm he founded in February 2015. From April 2015 to December 2016, Mr. Bator was the Chief Financial Officer of Trek Therapeutics, a development stage pharmaceutical company. From January 2001 until February 2015, Mr. Bator held several positions with Jennison Associates, a United States mutual and pension fund management company, where he was most recently Managing Director, Healthcare Research. Prior to that time, he worked in management consulting with Cambridge Pharma Consultancy, Lexington Strategy, and The Boston Consulting Group. Since March 2015, Mr. Bator has served on the board of directors of 3DBio Corporation, a private company focused on bioprinted cartilage implants used in reconstructive and orthopedic surgery. Since

2018, Mr. Bator has served as a Director and Founder of Florence-Health, an online nursing portal. Mr. Bator received his MBA in Finance from Wharton Business School at the University of Pennsylvania, and his BA from Princeton University.
Alan D. Sobel, CPA has been a director of CytoSorbents since 2014. Since 1996, Mr. Sobel has served as the Managing Member of Sobel & Co., LLC, a full-service accounting, auditing, taxation, and business consulting firm. He has provided corporate advisory and consulting services, including mergers and acquisitions, for clients in the real estate, manufacturing, pharmaceutical, and distribution businesses, among others. Mr. Sobel is a Certified Public Accountant and has served in various leadership roles including President of the New Jersey Society of Certified Public Accountants and Chairman of the Audit Committee of the New Jersey Society of Certified Public Accountants. Mr. Sobel received his BS in accounting from Bentley College and his MS in taxation from Fairleigh Dickenson University.
Jiny Kim, MBA is currently a Vice President at Zimmer Biomet, where she serves as the general manager of the Smart Implants portfolio and is responsible for leading the end-to-end program and product management for Zimmer Biomet’s Smart Implants technology in the orthopedic field. Previously, Ms. Kim served as Vice President, Global Strategic Marketing and Chief of Staff for the General Manager, Neuromodulation and Depression at LivaNova from 2020 to 2021. Prior to LivaNova, from 2011 to 2020, Ms. Kim served in increasing roles of responsibility at Ethicon, Johnson & Johnson Medical Devices in U.S. Sales and Marketing, Business Development (Licensing and Acquisition), and Strategic Global Marketing. Ms. Kim received her MBA at the MIT Sloan School of Management, and she received a dual degree from the University of Pennsylvania with a B.S. in Economics from The Wharton School and a B.A. in Political Science from The College of Arts and Sciences.
Vote Required
Each nominee for director will be elected to the Board if the votes cast “for” such nominee’s election exceed the votes cast “against” such nominee’s election. Accordingly, the receipt of a majority of the votes cast by stockholders entitled to vote in the election of directors is required for the election of the nominees listed above as directors of CytoSorbents. Cumulative voting for the election of directors is not permitted.
Recommendation
The Board recommends that stockholders vote FOR the election of the six nominees for the election to the Board each for a one-year term.

PROPOSAL NO. 2 — ADVISORY VOTE ON EXECUTIVE COMPENSATION
As required under Section 14A of the Securities Exchange Act of 1934, or the “Exchange Act”, and the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or “Dodd-Frank Act”, the Board is submitting a “say on pay” proposal for stockholder consideration. While the vote on executive compensation is nonbinding and solely advisory in nature, the Board and the Compensation Committee value the opinion of our stockholders and will review and consider the voting results. We currently intend to hold future advisory votes on executive compensation once each year, and the next say on pay vote is expected to occur at the annual meeting of our stockholders in 2023.
Our executive officers are compensated based upon performance, and in a manner consistent with our strategy, competitive practice, sound corporate governance principles, and our Company’s and our stockholders’ interests. We believe our compensation program is strongly aligned with the long-term interests of our Company and our stockholders. Compensation of our executive officers is designed to enable us to attract and retain talented and experienced senior executives to lead our Company successfully in a competitive environment.
The compensation of our named executive officers is described more fully on pages 24 through 25 of this proxy statement.
We are asking stockholders to vote on the following resolution:
“RESOLVED, that the stockholders of CytoSorbents Corporation approve, on an advisory basis, the compensation paid to its named executive officers, disclosed pursuant to Item 402 of Regulation S-K in the Company’s definitive proxy statement for the 2022 Annual Meeting.”
As indicated above, the stockholder vote on this resolution will not be binding on our Company, the Board or the Compensation Committee and will not be construed as overruling or determining any decision by us, by the Board or by the Compensation Committee. The vote will not be construed to create or imply any change to our fiduciary duties or those of the Board or the Compensation Committee, or to create or imply any additional fiduciary duties for our Company or the Board or the Compensation Committee.
Furthermore, because this non-binding, advisory resolution primarily relates to the compensation of our named executive officers that has already been paid or contractually committed, there is generally no opportunity for us to revisit these decisions. However, our Board, including our Compensation Committee, values the opinions of our stockholders and, to the extent there is any significant vote against the executive officer compensation as disclosed in this proxy statement, we consider our stockholders’ concerns and evaluate what actions, if any, may be appropriate to address those concerns.
Vote Required
The affirmative vote of a majority of the shares present, virtually or represented by proxy and entitled to vote on the matter is required to approve, on an advisory basis, the compensation of the Company’s named executive officers, disclosed pursuant to Item 402 of Regulation S-K.
Recommendation
The Board of Directors unanimously recommends stockholders vote, on an advisory basis, FOR the compensation of our named executive officers.

PROPOSAL NO. 3 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
The Audit Committee has appointed WithumSmith+Brown, PC as the independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2022 and has recommended to the Board that such appointment be submitted to our stockholders for ratification. WithumSmith+Brown, PC has served as our independent registered public accounting firm since 2005. Representatives from WithumSmith+Brown, PC are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and to respond to appropriate questions from those attending the meeting.
Although stockholder ratification of the appointment of our independent registered public accounting firm is not required by our bylaws or otherwise, we are submitting the selection of WithumSmith+Brown, PC to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, then our Audit Committee will reconsider whether or not to retain that firm.
Vote Required
The affirmative vote of a majority of the shares present, virtually or represented by proxy and entitled to vote on the matter is required to approve the ratification of the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2022.
Recommendation
The Board unanimously recommends that stockholders vote FOR the ratification of the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

STOCK OWNERSHIP OF PRINCIPAL STOCKHOLDERS
Based on information publicly filed or otherwise provided to us, the stockholders named in the following table are each beneficial owners of 5% or more of our Common Stock. Unless otherwise indicated, the information is as of April 14, 2022. For purposes of this table, and as used elsewhere in this proxy statement, the term “beneficial owner” means any person who, directly or indirectly, has or shares the power to vote, or to direct the voting of, shares of our Common Stock, the power to dispose, or to direct the disposition of, a security or has the right to acquire shares within sixty (60) days. Except as otherwise indicated, we believe that the owners listed below exercise sole voting and dispositive power over their shares.
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Beneficially Owned
The Robert F. Shipley Family Trust P.O. Box 894 Nogales, Arizona 85628	2,813,315(1)	6.5%
BlackRock, Inc. 55 East 52nd St. New York, NY 10055	2,631,210(2)	6.0%
Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	2,209,165(3)	5.1%

(1)
Includes 2,773,363 shares held by the Robert F. Shipley Family Trust and 39,952 shares held by Mary Shipley Ley, over all of which Mary Shipley Ley holds voting power.

(2)
This information is based in part on a Schedule 13G/A filed by BlackRock, Inc. with the SEC on February 3, 2022.

(3)
This information is based in part on a Schedule 13G/A filed by Vanguard Group, Inc. with the SEC on February 9, 2022.

STOCK OWNERSHIP OF DIRECTORS, NOMINEES FOR DIRECTOR AND EXE CUTIVE OFFICERS
The following table and notes thereto set forth information with respect to the beneficial ownership of shares of our Common Stock as of April 14, 2022 (except as otherwise indicated below) by each of our directors and director nominees, each named executive officer and by our directors and executive officers as a group, based upon information furnished to us by such persons. Except as otherwise indicated, we believe that each beneficial owner listed below exercises sole voting and dispositive power over his or her shares.
Name of Beneficial Owner(1)	Number of Shares	Percentage of Common Stock(1)
Al W. Kraus	266,621(2)	*
Phillip P. Chan, MD, PhD	1,025,580(3)	2.4%
Vincent J. Capponi, MS	664,866(4)	1.5%
Kathleen P. Bloch, CPA, MBA	463,870(5)	1.1%
Efthymios Deliargyris, MD	233,925(6)	*
Michael G. Bator, MBA	97,950(7)	*
Edward R. Jones, MD, MBA	115,789(8)	*
Alan D. Sobel, CPA	95,450(9)	*
Jiny Kim, MBA	73,613(10)	*
All current directors, director nominees and executive officers as a group (8 persons)	3,037,664	7.0%

*
Less than 1%

(1)
Applicable percentage of ownership is based on 43,562,119 shares of our Common Stock outstanding as of April 14, 2022. Beneficial ownership is determined in accordance with the rules of the SEC and means voting or investment power with respect to securities. Shares of our Common Stock issuable upon the exercise of stock options exercisable currently or within 60 days of April 14, 2022, are deemed outstanding and to be beneficially owned by the person holding such option for purposes of computing such person’s percentage ownership but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(2)
Includes 55,746 shares of Common Stock, and 210,875 shares of Common Stock issuable pursuant to stock options currently exercisable.

(3)
Includes 510,130 shares of Common Stock, and 515,450 shares of Common Stock issuable pursuant to stock options currently exercisable.

(4)
Includes 205,806 shares of Common Stock, and 459,060 shares of Common Stock issuable pursuant to stock options currently exercisable.

(5)
Includes 149,552 shares of Common Stock, of which 27,125 shares of Common Stock are held by Ms. Bloch’s husband as to which she disclaims beneficial ownership, and 287,193 shares of Common Stock issuable pursuant to stock options currently exercisable.

(6)
Includes 23,050 shares of Common Stock, and 210,875 shares of Common Stock issuable pursuant to stock options currently exercisable.

(7)
Includes 4,500 shares of Common Stock and 93,450 shares of Common Stock issuable pursuant to stock options currently exercisable.

(8)
Includes 10,339 shares of Common Stock and 105,450 shares of Common Stock issuable pursuant to stock options currently exercisable.

(9)
Includes 2,000 shares of Common Stock, which are held indirectly by Bernard Sobel Revocable Trust and 93,450 shares of Common Stock issuable pursuant to stock options currently exercisable.

(10)
Includes 0 shares of Common Stock, 4,313 shares of Common Stock issuable pursuant to stock options currently exercisable and 69,300 of restricted stock units, which will vest upon change-in-control.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE MATTERS
Independence of Directors
Our Board has determined that each of Messrs., Kraus, Bator, Sobel, Ms. Kim, and Dr. Jones are independent as that term is defined under the applicable independence listing standards of the Nasdaq Global Market (“Nasdaq”).
Meetings
Our Board held nine meetings during the year ended December 31, 2021. During such year, no incumbent director attended fewer than 75% of the aggregate of all meetings of the Board held during the period in which he served as a director and the total number of meetings held by the committee on which he served during the period. It is the policy of our Board that each director attends our annual meetings of stockholders. All incumbent directors who were directors at the time virtually attended the 2021 Annual Meeting of Stockholders.
Board Leadership Structure and Role in Risk Oversight
Our Board evaluates its leadership structure and role in risk oversight on an ongoing basis.
The Board believes that its current leadership structure with Dr. Chan serving as the Chief Executive Officer and Mr. Kraus serving as our independent non-executive Chairman, is appropriate for the Company at this time as it promotes balance between the Board’s independent authority to oversee our business and the Chief Executive Officer and his management team who manage the business on a day-to-day basis. Both Dr. Chan and Mr. Kraus are actively engaged on significant matters affecting us, including in consultation with the full Board, such as succession planning, risk management, operating initiatives, and long-term strategy. The Chief Executive Officer has overall responsibility for all aspects of our operation, while the Chairman has a greater focus on governance of the Company, including oversight of the Board. We believe this balance of shared leadership between the two positions is a strength for the Company. As our independent non-executive Chairman, Mr. Kraus calls and chairs regular and special meetings of the Board and all executive sessions of the independent directors, chairs and presides at annual or special meetings of stockholders, provides meaningful input into the agenda of Board meetings, authorizes the retention of outside advisors, consultants and legal counsel who report directly to the Board, consults frequently with committee chairs and has the right to and often does attend Board committee meetings.
The Board, acting primarily through the Audit Committee, is also responsible for oversight of our risk management practices, while management is responsible for the day-to-day risk management processes. This division of responsibilities is the most effective approach for addressing the risks facing the Company, and the Company’s board leadership structure supports this approach. Through our Chief Executive Officer, and other members of management, the Board receives periodic reports regarding the risks facing the Company. In addition, the Audit Committee assists the Board in its oversight role by receiving periodic reports regarding our risk and control environment.
The Compensation Committee also reviews the Company’s compensation practices to confirm that our practices are consistent with the goal of retaining and hiring qualified leadership and to ensure that such practices and policies do not encourage unnecessary and excessive risk taking by the Company’s executive officers and employees. This review includes the periodic engagement of third-party expert compensation consultants to compare the compensation practices of the Company with peer companies in the life sciences sector as well as insuring that the compensation packages of key executives are tied to the long-term success of the Company and therefore correlated to increases in stockholder value.
Committees of the Board
Our Board currently has three standing committees: An Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Ms. Kim did not serve on any committees in 2021 and as a result of her appointment in April 2022, the Board is currently considering the committee membership of each member for 2022. These committees, their principal functions and their respective memberships are described below.
Audit Committee
The current members of the Audit Committee are Mr. Sobel, who serves as Chairman, Mr. Kraus and Dr. Jones. Each of the members of the Audit Committee is independent as defined by the applicable Nasdaq listing standards and SEC rules applicable to audit committee members. The Board has determined that Mr. Sobel qualifies as an “audit committee financial expert,” as such term is defined by Item 407(d)(5) of Regulation S-K as promulgated by the SEC.
The Audit Committee oversees our financial reporting process and system of internal control over financial reporting, and selects and oversees the performance of, and approves in advance the services provided by, our independent auditors. The Audit Committee provides an open avenue of communication among our independent auditors, financial and senior management and the Board. The Audit Committee meets regularly with our independent auditors without management present, and from time to time with management in separate private sessions, to discuss any matters that the Committee or these individuals believe should be discussed privately with the Audit Committee, including any significant issues or disagreements that may arise concerning our accounting practices or financial statements. In addition, the Audit Committee assists the Board in its oversight role by receiving periodic reports regarding our risk and control environment.
In 2021, the Audit Committee held five meetings and all members were present at 75% of or all of the meetings. A copy of the Audit Committee’s charter is posted on our website at www.cytosorbents.com. Our website is not a part of this proxy statement, and all references to our website address in this proxy statement are intended to be inactive textual references only.
Review and Approval of Related Person Transactions
Our Board has adopted written policies and procedures for the review, approval or ratification of transactions involving CytoSorbents and any executive officer, director, director nominee, 5% stockholder and certain of their immediate family members (each of whom we refer to as a “related person”). The policies and procedures cover any transaction involving $120,000 or more with a related person (a “related person transaction”) in which the related person has a material interest, and which does not fall under an explicitly stated exception set forth in the applicable disclosure rules of the SEC.
Any proposed related person transaction must be reported to the Chairman of our Audit Committee. The policy calls for the transaction to be reviewed and, if deemed appropriate, approved by the Audit Committee.
A related person transaction will be considered approved or ratified if it is authorized by the Audit Committee or Chairman after full disclosure of the related person’s interest in the transaction. The transaction may be approved or ratified only if the Audit Committee determines that the transaction is not inconsistent with the Company’s best interests. In considering related person transactions, the Audit Committee will consider any information considered material to investors and the following factors:
•
the related person’s interest in the transaction;

•
the approximate dollar value of the transaction;

•
whether the transaction was undertaken in the ordinary course of our business;

•
whether the terms of the transaction are no less favorable to us than terms that we could have reached with an unrelated third party; and

•
the purpose and potential benefit to us of the transaction.

The policy provides that related party transactions involving the compensation of our executive officers will be reviewed and approved by the Compensation Committee or our Board, in accordance with the Compensation Committee’s charter. There were no such related party transactions in 2021.

Nominating and Corporate Governance Committee
The current members of the Nominating and Corporate Governance Committee are Mr. Sobel, who serves as Chairman, Mr. Kraus and Dr. Jones. Each of the members of the Nominating and Corporate Governance Committee is independent as defined by the applicable Nasdaq listing standards.
The Nominating and Corporate Governance Committee assists the Board in fulfilling its responsibilities regarding the oversight of the composition of the Board and other corporate governance matters. Among its other duties, the Nominating and Corporate Governance Committee evaluates nominees and reviews the qualifications of individuals eligible to stand for election and reelection as directors and makes recommendations to the Board on this matter; oversees compliance with our Code of Business Conduct and Ethics; reviews and approves related party transactions; recommends and advises the Board on certain other corporate governance matters; and oversees the Board’s performance evaluation process.
During 2021, the Nominating and Corporate Governance Committee held three meetings. A copy of the Nominating and Corporate Governance Committee’s charter is posted on our website at www.cytosorbents.com.
Evaluation and Indemnification of Director Nominees
The Nominating and Corporate Governance Committee considers a number of factors in identifying and evaluating director nominees. While all nominees should have the highest personal integrity, meet any required regulatory qualifications and have a record of exceptional ability and judgment, the Board relies on the judgment of members of the Nominating and Corporate Governance Committee, with input from our Chief Executive Officer, to assess the qualifications of potential Board nominees with a view to the contributions that they would make to the Board and to CytoSorbents. Because our Board believes that its members should ideally reflect a mix of experience and other qualifications, there is no rigid formula. The Nominating and Corporate Governance Committee charter includes a policy whereby diversity, including diversity of gender, origin and background, is a key consideration when identifying candidates for membership on the Board. In evaluating potential candidates, the Nominating and Corporate Governance Committee will consider, among others things, the degree to which a potential candidate fulfills a current Board need, such as the need for an audit committee financial expert, as well as the candidate’s ability and commitment to understand CytoSorbents and its industry and the candidate’s ability to devote the time necessary to fulfill the role of director (including, without limitation, regularly attending and participating in meetings of the Board and its Committees). In considering potential candidates, the Nominating and Corporate Governance Committee will consider the overall competency of the Board in the following areas:
•
industry knowledge;

•
accounting and finance;

•
business judgment;

•
management;

•
leadership;

•
business strategy;

•
diversity of gender, origin, and background;

•
crisis management; and

•
corporate governance.

In addition, the Nominating and Corporate Governance Committee may consider other factors, as appropriate in a particular case, including, without limitation, the candidate’s:
•
sound business and personal judgment;

•
senior management experience and demonstrated leadership ability;

•
accountability and integrity;

•
financial literacy;

•
industry or business knowledge, including science, technology, and marketing acumen;

•
the extent, nature and quality of relationships and standing in the research and local communities;

•
in connection with nominees to be designated as “independent” directors, “independence” under regulatory definitions, as well as in the judgment of the Nominating and Corporate Governance Committee;

•
independence of thought and ideas; and

•
other board appointments and service.

The Nominating and Corporate Governance Committee considers recommendations for nominations from a variety of sources, including members of the Board, business contacts, community leaders and members of management. As described below, the Nominating and Corporate Governance Committee will also consider stockholder recommendations for Board nominees. The Nominating and Corporate Governance Committee’s process for identifying and evaluating candidates is the same with respect to candidates recommended by members of the Board, management, stockholders or others.
Stockholder Director Nominee Recommendations
The Nominating and Corporate Governance Committee will consider director nominees recommended by stockholders. There are no differences in the manner in which the Nominating and Corporate Governance Committee evaluates nominees for director based on whether the nominee is recommended by a stockholder or by the Nominating and Corporate Governance Committee. Stockholders who wish their proposed nominee to be considered by the Nominating and Corporate Governance Committee for nomination at our next annual stockholders’ meeting should follow the procedures set forth in our bylaws as described in “Stockholder Proposals and Nomination of Director Candidates” in this proxy statement.
Compensation Committee
The current members of the Compensation Committee are Mr. Kraus, who serves as Chairman, and Mr. Bator. Each of the current members of the Compensation Committee is independent as defined by the applicable Nasdaq listing standards.
Decisions regarding the compensation of our executive officers are made by the Compensation Committee. The Compensation Committee’s principal responsibilities include reviewing the Company’s overall compensation philosophy and the adequacy and market competitiveness of our compensation plans and programs, evaluating the Company’s compensation policies and practices to determine whether such policies and practices encourage unnecessary and excessive risk taking by the Company’s executive officers and employees, evaluating the performance of and reviewing and approving compensation for our executive officers, evaluating and recommending director compensation, and reviewing and discussing with management the compensation disclosures included in this proxy statement. The Compensation Committee also administers our equity-based and other incentive plans, including assuming responsibility for granting, or delegating as appropriate the authority for granting, and making decisions with respect to, awards under our equity compensation and other incentive plans. On an annual basis the Compensation Committee approves a pool of options to be awarded to non-executive employees and delegates the authority for granting these awards to the Chief Executive Officer. The roles of management and our compensation consultant, Radford, an Aon-Hewitt company (“Radford”), are discussed below under “Significant Corporate Governance Standards” and “Compensation Setting Process.” The Compensation Committee held four meetings during 2021. A copy of the Compensation Committee’s charter is posted on our website at www.cytosorbents.com.
Compensation Committee Interlocks and Insider Participation
None of our executive officers serves as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any other entity that has one or more of its executive officers serving as a member of our Board or Compensation Committee. With the exception of

Al W. Kraus, who served as our President and Chief Executive Officer from 2003 to 2008, none of the members of the Compensation Committee has ever been an employee or one of our officers.
Stockholder Communications to the Board of Directors
Stockholders may send communications to our Board in writing, addressed to the full Board or a specific committee of the Board, c/o Terri Anne Powers, VP of Investor Relations and Corporate Communications, CytoSorbents Corporation, 7 Deer Park Drive, Suite K, Monmouth Junction, New Jersey 08852, telephone (732) 482-9984 or tpowers@cytosorbents.com. Such correspondence will be logged in and forwarded to the Board.
Code of Ethics
We have adopted a Code of Business Conduct and Ethics that applies to our employees (including our principal executive officer, chief financial officer and other members of our finance and administration department) and our directors. Our Code of Business Conduct and Ethics is posted on our website at www.cytosorbents.com. In addition, we intend to post on our website all disclosures that are required by law or Nasdaq listing standards concerning any amendments to, or waivers from, any provision of our Code of Business Conduct and Ethics.

DIRECTOR COMPENSATION
The following table shows for the fiscal year ended December 31, 2021 certain information with respect to the compensation of all non-employee directors of the Company.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)	Total ($)
Michael G. Bator, MBA	$51,813	—	85,504(2)	$137,317
Edward R. Jones, MD, MBA	$51,813	—	85,504(3)	$137,317
Al W. Kraus	$116,855	—	171,007(4)	$287,862
Alan D. Sobel, CPA	$65,042	—	85,504(5)	$150,546
Jiny Kim, MBA(6)	—	—	—	—

(1)
The value of option awards granted to directors is based upon the grant date fair value of awards calculated in accordance with ASC Topic 718. The fair value of each stock option was estimated using the Black Scholes pricing model which takes into account as of the grant date the exercise price (ranging from $4.26 to $11.39 per share in 2021) and expected life of the stock option (10 years in 2021), the current price of the underlying stock and its expected volatility (ranging from 58.2 to 60.7 percent in 2021), expected dividends (-0- percent) on the stock and the risk free interest rate (0.47 to 1.39 percent) for the term of the stock option. In addition, we recognize forfeitures as they occur.

(2)
In connection with his service as a director in 2021, we issued Mr. Bator options to purchase 17,250 shares of our Common Stock at an exercise price of $8.99 per share, which were granted on April 12, 2021 and expire on April 12, 2031. One quarter of these options vested on March 31, 2021, one quarter vested on June 30, 2021, one quarter vested on September 30, 2021 and one quarter vested on December 31, 2021.

(3)
In connection with his service as a director in 2020 we issued Dr. Jones options to purchase 17,250 shares of our Common Stock at an exercise price of $8.99 per share, which were granted on April 12, 2021 and expire on April 12, 2031. One quarter of these options vested on March 31, 2021, one quarter vested on June 30, 2021, one quarter vested on September 30, 2021 and one quarter vested on December 31, 2021.

(4)
In connection with Mr. Kraus’ service as a director in 2020 we issued options to purchase 34,500 shares of our Common Stock at an exercise price of $8.99 per share, which were granted on April 12, 2021 and expire on April 12, 2031. One quarter of these options vested on March 31, 2021, one quarter vested on June 30, 2021, one quarter vested on September 30, 2021 and one quarter vested on December 31, 2021.

(5)
In connection with his service as a director in 2020 we issued Mr. Sobel options to purchase 17,250 shares of our Common Stock at an exercise price of $8.99 per share, which were granted on April 12, 2021 and expire on April 12, 2031. One quarter of these options vested on March 31, 2021, one quarter vested on June 30, 2021, one quarter vested on September 30, 2021 and one quarter vested on December 31, 2021.

(6)
Ms. Kim joined the Board on April 1, 2022 and accordingly, did not receive any director compensation for the fiscal year ended December 31, 2021.

In early 2021, the Board approved a new fee schedule for its non-employee directors which became effective January 1, 2021. Pursuant to the revised fee schedule, the Chairman of the Board is entitled to an annual retainer of $77,168 and each non-employee Board member is entitled to an annual retainer of $38,584. Each member of the Audit Committee and Nominating and Corporate Governance Committee is entitled to an additional $13,229 per year, and each member of the Compensation Committee is entitled to an additional $13,229 per year. The Chairmen of the Audit Committee and the Nominating and Corporate Governance Committee are entitled to an additional $26,458 per year and the Chairman of the Compensation Committee is entitled to an additional $26,458 per year. In addition, each of our directors is eligible to receive reimbursement for actual out-of-pocket expenses incurred by them in connection with their attendance at meetings of the Board and Board committees and an annual equity grant.

On April 5, 2022, in connection with the appointment of Ms. Kim to the Board, the Board granted Ms. Kim options to purchase 17,250 shares of Common Stock at an exercise price of $3.09, which will vest in four quarterly installments from the date of grant and becoming fully vested on the first anniversary of the date of grant, subject to continued service. Additionally, on April 5, 2022, the Board granted 69,300 restricted stock units to Ms. Kim, which will vest only upon a “Change in Control” of the Company as defined in the Company’s 2014 Long-Term Incentive Plan and will be settled into Common Stock upon vesting.
In July 2019, the Board commissioned Radford to evaluate compensation for both the Board and executive management and make recommendations to approximately align these two groups with the interests of stockholders. The Board continues to evaluate future Board and management compensation and continues to use Radford at its sole discretion regarding the evaluation of compensation matters. In March 2022, the Board has again engaged Radford to assist in its determination of the appropriate compensation for named executive officers and Board of Directors in 2022.
OFFICERS
Below is information about Phillip P. Chan, Vincent J. Capponi, Kathleen P. Bloch and Efthymios N. Deliargyris, our named executive officers. This information includes each officer’s age, his or her position with CytoSorbents, the length of time he or she has held each position and his or her business experience for at least the past five years. Our Board elects our executive officers annually, and executive officers serve until they resign or the Board terminates their position. There are no family relationships among any of our directors, nominee for director and executive officers.
Name	Age	Position
Phillip P. Chan, MD, PhD	51	Chief Executive Officer
Vincent J. Capponi, MS	64	President and Chief Operating Officer
Kathleen P. Bloch, CPA, MBA	67	Chief Financial Officer
Efthymios N. Deliargyris, MD	53	Chief Medical Officer
Phillip P. Chan, MD, PhD.   Dr. Chan became a director of the Company in 2008, and from January 2009 to April 2020 served as President and Chief Executive Officer. With Mr. Capponi’s promotion to President in April 2020, Dr. Chan continues to serve as Chief Executive Officer. Prior to joining CytoSorbents, Dr. Chan led healthcare and life science investments for the NJTC Venture Fund from 2003 to 2008, most recently as a Partner. Dr. Chan is a co-founder and Vice Chairman of the Board of Directors of Medality Medical, Inc., fka Andrew Technologies, a medical device company that has received U.S. Food and Drug Administration (FDA) 510(k) clearance of its HydraSolve® lipoplasty system and is now in human clinical studies using the system to remove visceral mesenteric fat as a potential surgical treatment of Type 2 diabetes. He is an Internal Medicine physician with a strong background in clinical medicine and research. Dr. Chan received his MD and PhD from the Yale University School of Medicine, completed his Internal Medicine residency at the Beth Israel Deaconess Medical Center at Harvard Medical School, and received his Board certification. He also holds a BS in cell and molecular biology from Cornell University.
Vincent J. Capponi, MS.   Mr. Capponi joined the Company as Vice President of Operations in 2002, became our Chief Operating Officer in July 2005 and became President and Chief Operating Officer in April 2020. He has more than 20 years of management experience in medical device, pharmaceutical and imaging equipment at companies including Upjohn, Sims Deltec and Sabratek. Prior to joining CytoSorbents in 2002, Mr. Capponi held several senior management positions at Sabratek and its diagnostics division GDS and was interim president of GDS diagnostics in 2001. From 1998 to 2000, Mr. Capponi was Senior Vice President and Chief Operating Officer for Sabratek and Vice President Operations from 1996 to 1998. He received his MS in Chemistry and his BS in Chemistry and Microbiology from Bowling Green State University.

Kathleen P. Bloch, MBA, CPA.   Ms. Bloch has more than 20 years of executive financial experience in both public and private companies. She became Chief Financial Officer of the Company in May 2013. Previously, she served as Chief Financial Officer of Laureate Biopharmaceutical Services, Inc., a leader in biopharmaceutical contract development and manufacturing from November 2010 to May 2013. Prior to that, from September 2007 to November 2010, Ms. Bloch served as Chief Operating Officer and CFO of PC Group, Inc., a $70 million in revenue, Nasdaq-listed, publicly traded company with a diverse group of holdings, including several medical device subsidiaries. Ms. Bloch served as Chief Financial Officer of Silver Line Building Products Corporation, one of the world’s largest manufacturers of vinyl windows, from August 1999 to August 2007. She began her career at the accounting firm of Peat Marwick International. Ms. Bloch holds an MBA and a BS in accounting from LaSalle University and is a Certified Public Accountant.
Efthymios N. Deliargyris, MD.   Dr. Deliargyris joined the Company as Chief Medical Officer on May 1, 2020. Dr. Deliargyris is a triple board-certified physician (internal medicine, cardiology and interventional cardiology) with a distinguished career in clinical medicine and academia and significant biotech experience in global leadership roles. Prior to joining CytoSorbents, Dr. Deliargyris served as the Chief Medical Officer of PLx Pharma Inc. (NASDAQ: PLXP) from August 2018 to April 2020. Prior to PLx Pharma Inc. Dr. Deliargyris was the founder and managing director of the Science and Strategy Consulting Group providing expert advice and solutions on scientific, regulatory, strategic and commercialization challenges to companies engaging in the cardiovascular arena. Previously, from 2012 until 2017, Dr. Deliargyris served as Global Medical Lead of the Cardiovascular franchise at The Medicines Company where he led global medical strategy, global medical affairs and late stage R&D. Prior to joining The Medicines Company, Dr. Deliargyris served as Chief, Cardiology and Interventional Cardiology at Athens Medical Center in Athens, Greece from 2004 until 2010 and as Assistant Professor of Cardiology and Director of the Intravascular Laboratory (IVUS) at Wake Forest University in Winston-Salem, NC from 2001 to 2004. Dr. Deliargyris received his Doctor of Medicine degree from the Kapodistrian University of Athens School of Medicine and completed his residency training in internal medicine at Tufts University School of Medicine and his fellowships in cardiology and interventional cardiology at the University of North Carolina at Chapel Hill.
COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis explains how our executive compensation program is designed and operates with respect to our named executive officers by describing the objectives of our executive compensation program, what the compensation program is designed to reward, and each compensation component that we provide. In addition, we explain how and why our Compensation Committee arrived at specific compensation policies and decisions involving our named executive officers for the fiscal year ended December 31, 2021.
This Compensation Discussion and Analysis contains forward-looking statements that are based on our current plans, considerations, expectations, and determinations regarding future compensation programs. The actual compensation programs that we adopt in the future may differ materially from currently planned programs as summarized in this discussion.
Significant Executive Compensation Actions
Our Compensation Committee, which consists of two independent directors, sets the compensation of our named executive officers. For 2021, based in part upon recommendations made by Radford, the Compensation Committee took the following actions with respect to the compensation of our named executive officers:
•
increased base salaries to advance them towards more competitive market levels;

•
approved cash bonuses linked to the Company’s 2021 performance, which bonuses were determined, approved and paid in the first quarter of 2022; and

•
approved additional long-term incentive compensation in the form of a combination of restricted stock units and stock options, which were subject to vesting based upon time employed, to further align the incentives of the executives and stockholders, retain key executives and reward performance.

Significant Corporate Governance Standards
We have endeavored to maintain high standards in our executive compensation practices. We conduct an annual review of our compensation programs for executive officers and other employees to assess the Company’s ability to attract and retain the best talent and whether such policies and practices encourage unnecessary and excessive risk taking by the Company’s executive officers and employees. Following a selection process, in July 2019, we engaged Radford to assist the Compensation Committee in evaluating our executive compensation practices. Radford has helped the Compensation Committee review and make appropriate changes to our executive compensation guiding principles, update our compensation peer group, evaluate the competitiveness of our named executive officers’ compensation, and assist it in the course of its deliberations concerning executive compensation decisions. Radford serves at the discretion of our Compensation Committee, and it does not provide any other services to us.
Executive Compensation Philosophy and Objectives
We developed an innovative and novel blood purification technology which we are commercializing throughout the world through direct sales and distributor and partner relationships. Our CytoSorb® device is used to prevent or treat life-threatening conditions in the ICU and cardiac surgery. We have received CE Mark approval of our CytoSorb® device and are conducting two FDA-approved pivotal clinical trials evaluating DrugSorb™-ATR, which is based on the same polymer technology as CytoSorb, in antithrombotic drug removal during cardiothoracic surgery to pursue FDA marketing approval of the device. While we have limited direct competitors, we compete for capital with other early stage microcap and small-cap companies in the life sciences space. To effectively operate in this dynamic market, we need a highly talented and seasoned team of executives and business professionals.
We compete with pharmaceutical and medical device companies in seeking to attract and retain a skilled management team. To meet this challenge, we have adopted a compensation philosophy designed to offer our named executive officers’ compensation and benefits that are market competitive and that meet our goals of attracting, retaining, and motivating highly skilled individuals to help us achieve our financial and strategic objectives.
Our executive compensation program is designed to achieve the following principal objectives:
•
attract and retain talented and experienced individuals;

•
offer total compensation opportunities that take into consideration the practices of other comparably positioned life sciences companies;

•
directly and substantially link total compensation to measurable corporate and individual performance;

•
create and sustain a sense of urgency surrounding strategy execution and the achievement of key business objectives; and

•
strengthen the alignment of the interests of our named executive officers and stockholders through equity-based, long-term incentives and reward our named executive officers for creating long-term stockholder value.

Compensation-Setting Process
Role of the Compensation Committee
Our Compensation Committee is responsible for overseeing our executive compensation philosophy and our executive compensation program, determining, and approving the compensation for our named executive officers, negotiating executive employment contracts, and helping to establish appropriate compensation for Board members and other key employees. Our Compensation Committee regularly reports to our Board on its deliberations, but is ultimately responsible for compensation decisions, as described in the Compensation Committee’s charter.
Our Compensation Committee reviews, on at least an annual basis, our executive compensation program, including our incentive compensation plans, to determine whether they are appropriate, properly coordinated, and achieve their intended purposes, and recommends to our Board any modifications or new plans or programs. It also reviews the compensation of our named executive officers and makes decisions about the various components that comprise their compensation packages.
Role of Management
In carrying out its responsibilities, our Compensation Committee works with members of our management team, including our Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, and Chief Medical Officer. Typically, our management team assists our Compensation Committee by providing information about our corporate, financial, and individual performance, competitive market data and management’s perspective and recommendations on compensation matters.
Typically, our Chief Executive Officer makes recommendations to our Compensation Committee regarding the compensation of our executive officers, including our named executive officers (except with respect to his own compensation), and, at the request of the Compensation Committee, attends Compensation Committee meetings (except with respect to discussions involving his own compensation).
Use of Competitive Data
To assess the competitiveness of our executive compensation program and compensation levels, our Compensation Committee examines the competitive compensation data for senior executives of other similar life science companies on the Nasdaq.
Compensation Program Design for 2021
In designing our compensation program for 2021, we were cognizant of our need to motivate our named executive officers to meet our short-term goals and long-term strategic objectives. Thus, we emphasized the use of equity in the form of options to purchase shares of our Common Stock and restricted stock units to incent our named executive officers to focus on the growth of our overall enterprise value and, correspondingly, to create sustainable long-term value for our stockholders. We believe that stock options and restricted stock units offer our named executive officers a valuable long-term incentive that aligns their interests with the interests of our stockholders.
The equity compensation awarded to our named executive officers in 2021 is discussed below under “Executive Compensation Program Components — Equity Compensation.”
We also offer cash compensation to our named executive officers in the form of base salaries at levels that we believe help us provide competitive compensation packages. In 2021, the Compensation Committee recognized a need to review annual base salaries of our named executive officers. The Compensation Committee considered numerous factors, including but not limited to, Radford’s recommendations on compensation, 2020 performance, comparable company performance, competitiveness of the labor market for key executives, and cost-of-living adjustments. Using this information as a reference and recognizing the need to remain competitive in our market, our Compensation Committee increased the base salary of our named executive officers for 2021, as more fully described below.
We do not provide significant perquisites or other personal benefits to our executive officers. Our executive officers participate in broad-based company-sponsored health and welfare programs on substantially the same basis as our other salaried employees.
Executive Compensation Program Components
The following describes each component of our executive compensation program, the rationale for each component and how compensation amounts, and awards were determined for 2021.
Base Salary
Base salary represents the fixed portion of our named executive officers’ compensation, which we view as an important element to attract, retain, and motivate highly talented executives. Base salaries represent a significant portion of the total compensation opportunity for our named executive officers.

In 2021, our Compensation Committee conducted a review of each named executive officer’s base salary with input from our Chief Executive Officer. Our Compensation Committee then considered and made adjustments as it determined to better approach a salary which would be reasonable and necessary to reflect the scope of each named executive officer’s role, performance, experience, prior base salary level, position, company stage, company finances, and market conditions. In making these adjustments, our Compensation Committee also considered the median of the base salary range for comparable life science companies on the Nasdaq between a market cap of $200 million to $500 million. The changes in the base salaries of our named executive officers from 2020 to 2021 are set forth in the following table:
Named Executive Officer	2021 Base Salary	2020 Base Salary	% Increase from 2020 to 2021
Phillip P. Chan, MD, PhD	$482,851	$455,520	6.0%
Vincent J. Capponi, MS	$424,000	$400,000	6.0%
Kathleen P. Bloch, CPA	$370,428	$349,460	6.0%
Efthymios N. Deliargyris, MD	$408,100	$385,000	6.0%
Annual Cash Bonuses
Cash bonuses are solely discretionary based upon the approval of the Board. In determining whether to award cash bonuses, the Compensation Committee considers the operational performance of the Company relative to its operating plan, management’s ability to meet specified performance milestones including revenue growth, progress on clinical trials, business development achievements, and cost containment, as well as individual performance indicators. Prior to 2018, the Compensation Committee had not offered executives annual cash bonuses but instead awarded bonuses in the form of restricted stock units. However, beginning in 2018, following its review of the Company’s overall compensation philosophy, the Compensation Committee determined to award a mixture of cash bonuses and incentive equity awards to executives in recognition of the Company’s performance and the performance of each executive. Cash bonuses and incentive equity awards were awarded to executives for 2021. Cash bonuses were paid in the first quarter of 2022.
Equity Compensation
We use equity awards to motivate and reward our named executive officers, to encourage long-term corporate performance based on the value of our Common Stock and to align the interests of our named executive officers with those of our stockholders.
In order to better align the interests of our named executive officers with our stockholders and to retain key talent, in 2021, the Compensation Committee awarded executives a combination of incentive stock options that vest one fourth at the time of the award, one fourth one year from the first anniversary of the award, one fourth on the second anniversary of the award, and one fourth on the third anniversary of the award, and restricted stock units. These restricted stock units vest one third at the time of the award, one third one year from the first anniversary of the award, and one third on the second anniversary of the award, subject to the grantee’s continued service as of each applicable vesting date.
Retirement and Other Benefits
Our named executive officers are eligible to participate in our tax-qualified Section 401(k) retirement savings plan on the same basis as our other employees who satisfy the plan’s eligibility requirements, including requirements relating to age and length of service. Under this plan, participants may elect to reduce their current compensation by up to the statutory limit, $19,500 in fiscal 2021 plus an additional $6,500 for participants 50 years or older and have us contribute the amount of this reduction to the Section 401(k) plan. During 2021, we matched 100% of 401K of elective deferral contributions of the first 3% of the gross pay, plus 50% of elective deferral contributions which are over 3% of gross pay but are not over 5% of annual gross pay. We intend for the 401(k) plan to qualify under Section 401 of the Internal Revenue Code so that contributions by employees or by us to the 401(k) plan, and income earned on plan contributions, are not taxable to employees until withdrawn from the 401(k) plan.

Additional benefits received by our named executive officers include medical, dental, vision, short-term disability, long term disability, life and accidental death and dismemberment insurance, and Health Savings Account contributions. These benefits are provided on substantially the same basis as to all of our full-time employees.
Historically, we have not provided perquisites or other personal benefits to our named executive officers. Currently, we do not view perquisites or other personal benefits as a component of our executive compensation program. Our future practices with respect to perquisites or other personal benefits will be approved and subject to periodic review by our Compensation Committee.
Employment Agreements
On July 30, 2019, we entered into an amended and restated employment agreements with Dr. Phillip P. Chan, Chief Executive Officer, Vincent J. Capponi, President and Chief Operating Officer, and Kathleen P. Bloch, Chief Financial Officer. On April 9, 2020, we entered into an employment agreement with Efthymios N. Deliargyris, Chief Medical Officer, which agreement became effective May 18, 2020. With the exception of his own agreement, each of these agreements was negotiated on our behalf by our CEO, with the oversight and approval of our Compensation Committee. Our CEO’s employment agreement was negotiated directly with our Compensation Committee. We believe that these employment agreements were necessary to retain these individuals and induce them to lead us in achieving our goals as a publicly traded company. The employment agreements with Dr. Chan, Mr. Capponi, Ms. Bloch, and Dr. Deliargyris expired on December 31, 2021, and were automatically renewed for one year to December 31, 2022. Thereafter, they automatically renew for additional terms of one year, unless the Company or the executive officer provides written notice of non-renewal to the other party at least sixty (60) days prior to commencement of a Renewal Term.
For a summary of the material terms and conditions of these employment agreements, see the section entitled “Compensation of Named Executive Officers — Employment Agreements.”
Post-Employment Compensation Arrangements
The employment agreements provide each of our named executive officers with certain protection in the event of his or her termination of employment under specified circumstances, including following a change of control of our Company. We believe that these protections serve our executive retention objectives by helping our named executive officers maintain continued focus and dedication to their responsibilities to maximize stockholder value, including in the event that there is a potential transaction that could involve a change in control of our Company. The terms of these agreements were determined after review by our Compensation Committee of our retention goals for each named executive officer and an analysis of competitive market data.
For a summary of the material terms and conditions of these severance and change in control arrangements, see the sections entitled “Compensation of Named Executive Officers — Employment Agreements” and “Executive Compensation — Potential Payments upon Termination or Change of Control.”
Other Compensation Policies
Hedging and Pledging
All of our executive officers and members of the Board are prohibited from entering into hedging or pledging transactions in respect of our Common Stock or other securities issued by us.
Compensation Recovery Policy
We have not implemented a policy regarding retroactive adjustments to any cash or equity-based incentive compensation paid to our named executive officers and other employees where the payments were predicated upon the achievement of financial results that were subsequently the subject of a financial restatement.

Tax and Accounting Considerations
Deductibility of Executive Compensation
Generally, Section 162(m) of the Internal Revenue Code disallows a tax deduction to any publicly-held corporation for any remuneration in excess of $1.0 million paid in any taxable year to its chief executive officer and each of its three next most highly-compensated named executive officers (other than its chief financial officer). Remuneration in excess of $1.0 million may be deducted if, among other things, it qualifies as “performance-based compensation” within the meaning of the Internal Revenue Code. Additionally, under a Section 162(m) exception for private companies that subsequently become publicly held, any compensation paid pursuant to a compensation plan in existence before the effective date of the public offering of securities will not be subject to the $1.0 million limitation until the earliest of: (i) the expiration of the compensation plan, (ii) a material modification of the compensation plan (as determined under Section 162(m)), (iii) the issuance of all the employer stock and other compensation allocated under the compensation plan, or (iv) the first meeting of stockholders at which directors are elected after the close of the third calendar year following the year in which the public offering of securities occurred.
The 2017 tax reform legislation removed the “performance-based compensation” exception from Section 162(m), effective for taxable years beginning after December 31, 2017, such that compensation paid to our covered executive officers in excess of $1 million will not be deductible unless it qualifies for transition relief applicable to certain arrangements in place as of November 2, 2017.
Despite the Compensation Committee’s efforts to structure certain variable compensation in a manner intended to be exempt from Section 162(m) and therefore not subject to its deduction limits, because of ambiguities and uncertainties as to the application and interpretation of Section 162(m) and the regulations issued thereunder, including the uncertain scope of the transition relief under the legislation repealing Section 162(m)’s exemption from the deduction limit, no assurance can be given that compensation intended to satisfy the requirements for exemption from Section 162(m) in fact will. Further, the Compensation Committee reserves the right to modify compensation that was initially intended to be exempt from Section 162(m) if it determines that such modifications are consistent with our business needs. In addition, our Compensation Committee may, in its judgment, authorize compensation payments that do not comply with the exemptions in Section 162(m) when it believes that such payments are appropriate to attract and retain executive talent.
Taxation of “Parachute” Payments and Deferred Compensation
Sections 280G and 4999 of the Internal Revenue Code provide that named executive officers and directors who hold significant equity interests and certain other service providers may be subject to an excise tax if they receive payments or benefits in connection with a change of control of our Company that exceed certain prescribed limits, and that we (or a successor) may forfeit a deduction on the amounts subject to this additional tax. Section 409A of the Internal Revenue Code imposes significant additional taxes in the event that an employee, including a named executive officer, director, or service provider receives “nonqualified deferred compensation” that does not satisfy the conditions of Section 409A.
We did not provide any named executive officer with a “gross-up” or other reimbursement payment for any tax liability that he or she might owe as a result of the application of Sections 280G, 4999 or 409A of the Internal Revenue Code during 2021. We have not agreed and are not otherwise obligated to provide any named executive officer with a “gross-up” or other reimbursement under Section 409A.
Accounting for Stock-Based Compensation
We follow the FASB ASC Topic 718 for our stock-based compensation awards. ASC 718 requires companies to calculate the grant date “fair value” of their stock-based awards using a variety of assumptions. This calculation is performed for accounting purposes and reported in the compensation tables that accompany this Compensation Discussion and Analysis, even though recipients may never realize any value from their awards. ASC 718 also requires companies to recognize the compensation cost of their stock-based awards in their statements of operations over the period that the recipient of the award is required to render service in exchange for the award.

COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis required by SEC regulations. Based on its review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and, through incorporation by reference, in CytoSorbents Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.
Submitted by:
The Compensation Committee of the Board of Directors
Al W. Kraus, Chairman
Michael G. Bator

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table shows for the fiscal years ended December 31, 2021, 2020 and 2019, compensation awarded to or paid to, or earned by, our named executive officers.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Option Awards(2) ($)	All Other Compensation	Total ($)
Phillip P. Chan, MD, PhD Chief Executive Officer	2021	482,851	172,619	647,280(5)	475,846	12,000(3)	1,790,596
	2020	455,520	260,557	361,800(6)	298,313	12,000(3)	1,388,190
	2019	438,000	99,645	484,075(7)	370,656	12,000(3)	1,404,376
Vincent J. Capponi, MS President and Chief Operating Officer	2021	424,000	115,292(4)	559,313(5)	387,616	—	1,486,221
	2020	400,000	198,908(4)	326,223(6)	253,566	—	1,178,697
	2019	363,540	57,258	433,744(7)	315,058	—	1,169,600
Kathleen P. Bloch, MBA, CPA Chief Financial Officer	2021	370,428	91,681	444,556(5)	342,015	—	1,248,680
	2020	349,460	138,386	259,290(6)	223,735	—	970,871
	2019	323,025	50,876	347,954(7)	277,992	—	999,847
Efthymios N. Deliargyris, MD Chief Medical Officer	2021	408,100	101,005	359,600(5)	313,513	12,500	1,194,718
	2020	253,212(8)	101,640	131,800(9)	331,912	8,654	827,218

(1)
Prior to 2019, Dr. Chan, Mr. Capponi and Ms. Bloch received grants of restricted stock units which will vest upon a “Change in Control” of the Company, as defined in the Company’s 2014 Long-Term Incentive Plan. The value of these grants has been calculated in accordance with ASC Topic 718. Because a “Change of Control” is not contemplated or probable at this time, there is no amount associated with these awards.

(2)
The value of option awards granted to our named executive officers is based upon the grant date fair value of awards calculated in accordance with ASC Topic 718. ASC 718 requires companies to calculate the grant date “fair value” of their stock-based awards using a variety of assumptions. This calculation is performed for accounting purposes and reported in the compensation tables that accompany this Compensation Discussion and Analysis, even though recipients may never realize any value from their awards. ASC 718 also requires companies to recognize the compensation cost of their stock-based awards in their statements of operations over the period that the recipient of the award is required to render service in exchange for the award.

(3)
In addition to his base salary, Dr. Chan is entitled to a $12,000 annual car allowance.

(4)
In addition to Mr. Capponi’s annual cash bonus of $104,940 and $158,400 for 2021 and 2020, respectively, Mr. Capponi received an additional bonus of $10,352 and $40,508 in for 2021 and 2020, respectively, related to his onsite supervision during the COVID-19 pandemic.

(5)
On April 12, 2021 certain named executive officers received restricted stock units which vest one third on the date of the grant, one third on the first anniversary of the grant, and one third on the second anniversary of the grant. The amount shown represents the fair market value of the vested and unvested restricted stock units awarded on April 12, 2021.

(6)
On February 28, 2020 certain named executive officers received restricted stock units which vest one third on the date of the grant, one third on the first anniversary of the grant, and one third on the second anniversary of the grant. The amount shown represents the fair market value of the vested and unvested restricted stock units awarded on February 28, 2020.

(7)
On March 4, 2019, and July 22, 2019, certain named executive officers received restricted stock units which vest one third on the date of the grant, one third on the first anniversary of the grant, and one third on the second anniversary of the grant. The amount shown represents the fair market value of the vested and unvested restricted stock units awarded on March 4, 2019 and July 22, 2019.

(8)
Dr. Deliargyris joined the Company in May 2020. His annual salary in 2020 was $385,000 and he is entitled to a $12,500 annual car allowance, both of which were prorated in 2020 based upon his employment which began on May 1, 2020.

(9)
On April 9, 2020, Dr. Deliargyris received 120,000 restricted stock units which vest as of and only upon a “Change in Control” of the Company as defined in the Company’s 2014 Long-Term Incentive Plan. Because a “Change of Control” is not contemplated or probable at this time, there is no amount associated with this award. Additionally, on April 9, 2020, Dr. Deliargyris received 20,000 restricted stock units which vest upon the earlier of (1) a “Change in Control” of the Company as defined in the Company’s 2014 Long-Term Incentive Plan or (2) cliff vest in four years, provided that the named executive officer remains employed by the Company. The amount shown represents the fair market value of the vested and unvested restricted stock units awarded on April 9, 2020 and has been calculated in accordance with ASC Topic 718.

Employment Agreements
Dr. Phillip P. Chan
On July 30, 2019, we entered into an amended and restated executive employment agreement with Dr. Chan relating to his employment as our President and Chief Executive Officer. Pursuant to his employment agreement, Dr. Chan receives reimbursement for certain travel expenses in the amount of $12,000 per year. Dr. Chan’s employment agreement also provides for terms of benefits afforded to Dr. Chan, including the ability to participate in various group insurance plans, reimbursement for reasonable business expenses, liability insurance, vacation time and bonuses. Dr. Chan’s amended and restated employment agreement had an initial term of three years and became effective as of January 1, 2019. Accordingly, Dr. Chan’s employment agreement expired on December 31, 2021 and automatically renewed for one year to December 31, 2022. Thereafter, Dr. Chan’s employment shall automatically renew for additional terms of one year, unless the Company or Dr. Chan provides written notice of non-renewal to the other party at least sixty (60) days prior to commencement of a Renewal Term.
In addition, Dr. Chan’s employment agreement provides for benefits if his employment is terminated under certain circumstances, as more fully described under “Executive Compensation — Potential Payments upon Termination or Change of Control.”
Vincent J. Capponi, MS
On July 30, 2019, we entered into an amended and restated executive employment agreement with Mr. Capponi relating to his employment as our Chief Operating Officer. Mr. Capponi’s employment agreement provides for terms of benefits afforded to Mr. Capponi, including the ability to participate in various group insurance plans, reimbursement for reasonable business expenses, liability insurance, vacation time and bonuses. Mr. Capponi’s amended and restated employment agreement had an initial term of three years and became effective as of January 1, 2019. Accordingly, Mr. Capponi’s employment agreement expired on December 31, 2021, and automatically renewed for one year to December 31, 2022. Thereafter, Mr. Capponi’s employment shall automatically renew for additional terms of one year, unless the Company or Mr. Capponi provides written notice of non-renewal to the other party at least sixty (60) days prior to commencement of a Renewal Term.
In addition, Mr. Capponi’s employment agreement provides for benefits if his employment is terminated under certain circumstances, as more fully described under “Executive Compensation — Potential Payments upon Termination or Change of Control.”
Kathleen P. Bloch, MBA, CPA
On July 30, 2019, we entered into an amended and restated executive employment agreement with Ms. Bloch relating to her employment as our Chief Financial Officer. Under the terms of her employment agreement, Ms. Bloch receives up to forty (40) hours of paid time off each calendar year for attendance at continuing education programs, and reimbursement for the cost of attending CE programs up to a maximum amount of $1,000 per year, prorated for partial years. Ms. Bloch’s employment agreement also provides for terms of benefits afforded to Ms. Bloch, including the ability to participate in various group insurance plans, reimbursement for reasonable business expenses, liability insurance, vacation time and bonuses. Ms. Bloch’s amended and restated employment agreement had an initial term of three years and became effective as of January 1, 2019. Accordingly, Ms. Bloch’s employment agreement expired on December 31, 2021 and automatically renewed for one year to December 31, 2022. Thereafter, Ms. Bloch’s employment shall automatically renew for additional terms of one year, unless the Company or Ms. Bloch provides written notice of non-renewal to the other party at least sixty (60) days prior to commencement of a Renewal Term.
In addition, Ms. Bloch’s employment agreement provides for benefits if her employment is terminated under certain circumstances, as more fully described under “Executive Compensation — Potential Payments upon Termination or Change of Control.”
Efthymios, N. Deliargyris, MD
On April 9, 2020, we entered into an executive employment agreement with Dr. Deliargyris relating to his employment as our Chief Medical Officer. Under the terms of his employment agreement, Dr. Deliargyris receives a car allowance in the amount of $12,500 per year. Dr. Deliargyris’ employment agreement also provides for terms of benefits afforded to Dr. Deliargyris, including the ability to participate in various group insurance plans, reimbursement for reasonable business expenses, liability insurance, vacation time and bonuses. Dr. Deliargyris’ employment agreement term became effective on May 18, 2020 and had an initial term which expired on December 31, 2021 and automatically renewed for one year to December 31, 2022. Thereafter, Dr. Deliargyris’ employment shall automatically renew for additional terms of one year, unless the Company or Dr. Deliargyris provides written notice of non-renewal to the other party at least sixty (60) days prior to commencement of a Renewal Term.
In addition, Dr. Deliargyris’ employment agreement provides for benefits if his employment is terminated under certain circumstances, as more fully described under “Executive Compensation — Potential Payments upon Termination or Change of Control.”
Grants of Plan-Based Awards
The following table provides information regarding plan-based awards granted to our named executive officers in 2021:
Name	Grant date	Number of Shares of Underlying Common Stock (#)	Exercise or base price of option awards ($/Sh)	Grant date fair value of stock and option awards ($)(1)
Phillip P. Chan, MD, PhD
RSUs(2)	4/12/2021	72,000	N/A	$647,280
Options(3)	4/12/2021	96,000	$8.99	$475,846
Vincent J. Capponi, MS
RSUs(2)	4/12/2021	62,215	N/A	$559,313
Options(3)	4/12/2021	78,200	$8.99	$387,616
Kathleen P. Bloch, CPA
RSUs(2)	4/12/2021	49,450	N/A	$444,556
Options(3)	4/12/2021	69,000	$8.99	$342,015
Efthymios N. Deliargyris, MD
RSUs(2)	4/12/2021	40,000	N/A	$359,600
Options(3)	4/12/2021	63,250	$8.99	$313,513

(1)
The value of awards granted to our named executive officers is based upon the grant date fair value of awards calculated in accordance with ASC Topic 718. ASC 718 requires companies to calculate the grant date “fair value” of their stock-based awards using a variety of assumptions. This calculation is performed for accounting purposes and reported in the compensation tables that accompany this Compensation Discussion and Analysis, even though recipients may never realize any value from their awards. ASC 718 also requires companies to recognize the compensation cost of their stock-based awards in their statements of operations over the period that the recipient of the award is required to render service in exchange for the award.
(2)
Vesting as to one-third of these restricted stock units shall occur on each of the date of the grant, the first anniversary of the date of grant, and the second anniversary of the date of grant, subject to the grantee’s continued service as of each applicable vesting date. The grant date fair value represents the fair market value of the vested and unvested restricted stock units awarded on April 12, 2021.

(3)
Represents stock options granted pursuant to the Company’s 2014 Long-Term Incentive Plan, which will vest as to one-quarter of the award on each of the date of grant, the first anniversary of the date of grant, the second anniversary of the date of grant and the third anniversary of the date of grant, subject to the executive officer’s continued service with the Company as of the applicable vesting date. See “Compensation Discussion and Analysis — Equity Compensation.”

Outstanding Equity Awards at Fiscal Year-End
The following table summarizes the equity awards we have made to our named executive officers that have not been exercised and remained outstanding as of December 31, 2021.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option Exercise Price ($)	Option Expiration Date	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)(1)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)(2)
Phillip P. Chan, MD, PhD	30,500		2.875	4/4/2023
	66,500		4.875	3/28/2024
	7,000		8.070	4/8/2025
	77,600		4.690	6/7/2026
	95,200		5.600	2/24/2027
	70,650		7.900	4/4/2023
	60,000	20,000	7.330	7/22/2029
	40,000	40,000	6.030	2/28/2030
	24,000	72,000	8.990	4/12/2031
					284,000	$1,189,960
Vincent J. Capponi, MS	20,000		2.875	4/4/2023
	62,700		4.875	3/28/2024
	6,600		8.070	4/8/2025
	73,200		4.690	6/7/2026
	89,250		5.600	2/24/2027
	66,210		7.900	3/15/2028
	51,000	17,000	7.330	7/22/2029
	34,000	34,000	6.030	2/28/2030
	19,550	58,650	8.990	4/12/2031
					266,510	$1,116,677
Kathleen P. Bloch, CPA	53,200		4.875	3/28/2024
	5,600		8.070	4/8/2025
	47,793		5.600	2/24/2027
	56,100		7.900	3/15/2028
	45,000	15,000	7.330	7/22/2029
	30,000	30,000	6.030	2/28/2030
	17,250	51,750	8.990	4/12/2031
					228,800	$958,672
Efthymios N. Deliargyris, MD	48,500	37,000	7.970	4/09/2030
	15,812	47,438	8.990	4/12/2031	166,667	$698,335

(1)
Amount includes (i) restricted stock units held by each of the named executive officers that will vest upon a “Change in Control” of the Company, as defined in the Company’s 2014 Long-Term Incentive Plan and (ii) the unvested portion of restricted stock units awarded on February 28, 2020, April 9, 2020, and April 12, 2021.

(2)
Based on the $4.19 per share closing price of our Common Stock on December 31, 2021, as reported by Nasdaq.

Option Exercises and Stock Vested
The following table provides information regarding options that were exercised by our named executive officers and stock awards held by our named executive officers that vested, in each case, during 2021.
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Phillip P. Chan, MD, PhD	—	—	65,833	$573,597
Vincent J. Capponi, MS	—	—	58,345	$508,112
Kathleen P. Bloch, CPA	—	—	46,507	$405,009
Efthymios N. Deliargyris, MD	—	—	13,333	$119,864

(1)
Based upon the closing price of our Common Stock at the vesting date, as reported on Nasdaq.

Potential Payments upon Termination or Change of Control
In this section, we describe payments that may be made to our named executive officers upon several events of termination of employment, including termination in connection with a change of control.
Employment Agreements
Termination Following a Change of Control.   The existing employment agreements with Dr. Chan, Mr. Capponi, Ms. Bloch, and Dr. Deliargyris provide for benefits upon specified termination of employment events within twelve months of a change of control and upon termination of employment events at any time for reasons unrelated to a change of control. Under the employment agreements, a “change of control” occurs if:
•
one person acquires more ownership of more than 50% of the total fair market value or total voting power of the stock;

•
a majority of the members of the Board are replaced during any twelve-month period by directors whose appointment or election is not endorsed by a majority of the Board before the date of appointment or election; or

•
in the event of the sale of all or substantially all of our assets.

Upon the termination of a named executive officer’s employment within twelve months following a change of control either without Cause (as defined in the applicable executive officer’s employment agreement) or for by the named executive officer for “good reason”, the named executive officer will receive, following execution of a release:
•
the Accrued Obligations (as defined in the applicable executive officer’s employment agreement);

•
a lump sum payment equal to eighteen (18) months’ base salary with respect Dr. Chan, Mr. Capponi, and Ms. Bloch and a lump sum payment equal to twelve (12) months’ base salary with respect to Dr. Deliargyris; and

•
full payment of COBRA premiums for the earlier of twelve months or until the named executive officer becomes eligible to participate in another employer’s group health plan; and

•
any Target Bonus (as defined in the applicable executive officer’s employment agreement) due for the calendar year of such termination, pro-rated based on the number of days the named executive officer was actively employed by the Company during such year.

In addition, any and all stock options and or restricted stock units or other equity or equity-based awards will vest upon a “Change in Control” as defined in the employment agreements, including for the avoidance of doubt, any restricted stock units which vest under their terms only upon a Change of Control as defined in the Company’s 2014 Long Term Incentive Plan.
Definition of Good Reason.   Under the employment agreements, “good reason” means the occurrence of any of the following events, without the named executive officer’s consent:
•
a material reduction in the named executive officer’s base salary;

•
a relocation of the named executive officer’s principal place of employment by more than 30 miles, if it results in a longer commute for the named executive officer;

•
any material breach by the Company of any material provision of the named executive officer’s employment agreement; or

•
a material, adverse change in the named executive officer’s duties or responsibilities.

Termination Without Cause or for Good Reason, or as a result of Death or Disability.   Upon the termination of a named executive officer without cause, upon the voluntary termination by the named executive officer for good reason, or as a result of death or disability, the named executive officer is entitled to receive, following execution of a release:
•
The Accrued Obligations (as defined in the applicable executive officer’s employment agreement);

•
an amount equal to (i) with respect to Dr. Chan, 12 months of base salary, (ii) with respect to Mr. Capponi, 15 months of base salary, (iii) with respect to Ms. Bloch, 9 months of base salary and, (iv) with respect to Dr. Deliargyris, 6 months of base salary plus 3 weeks’ base salary for every full year of service to the Company, payable in accordance with our regular payroll practices;

•
full payment of COBRA premiums for the earlier of twelve months or until the named executive officer becomes eligible to participate in another employer’s group health plan; and

•
any Target Bonus (as defined in the applicable executive officer’s employment agreement) due for the calendar year of such termination, pro-rated based on the number of days the named executive officer was actively employed by the Company during such year.

In addition, any and all stock options and or restricted stock units or other equity or equity-based awards (excluding any such restricted stock units that vest only upon a “Change in Control” as defined in the employment agreements) shall become fully vested and exercisable on the termination date.
Termination for Cause or Expiration of the Employment Agreement.   If a named executive officer is terminated for cause, or if a named executive officer’s employment agreement expires, the named executive would be entitled to any accrued but unpaid base salary, and any accrued but unused vacation, reimbursement for unreimbursed business expenses properly incurred through the termination date by the named executive officer, and any employee benefits to which the named executive officer may be entitled as of the date of termination.
Table of Benefits upon Termination Events
The following tables show potential payments to each of our named executive officers upon termination of employment, including without limitation a change of control, assuming a December 31, 2021 termination date. In connection with the amounts shown in the tables below:
•
Amounts shown under Stock Options and Restricted Stock Units reflect the value of the option and restricted stock unit as to which vesting will be accelerated upon the occurrence of the termination event and are equal to the product of the number of shares underlying each option multiplied by the difference between the exercise price of each option and the $4.19 per share closing price of our Common Stock on December 31, 2021 as reported on Nasdaq.

•
Amounts shown under Health and Welfare benefits assume COBRA premiums will be paid for a period of twelve months following each applicable termination event.

Phillip P. Chan, MD, PhD
Payment Type	Termination following Change of Control	Termination Without Cause or Voluntary Termination for Good Reason	Termination for Cause or Expiration of Employment Agreement	Death or Disability
Severance payment	$724,277	$482,851	—	$482,851
Health and Welfare Benefits	—	—	—	—
Stock Options	$40,108	$40,108	—	$40,108
Restricted Stock Units	$1,189,960	$284,920	—	$284,920
Excise Tax and Gross-Ups	—	—	—	—
TOTAL	$1,954,345	$807,879	—	$807,879
Vincent J. Capponi, MS
Payment Type	Termination following Change of Control	Termination Without Cause or Voluntary Termination for Good Reason	Termination for Cause or Expiration of Employment Agreement	Death or Disability
Severance payment	$636,000	$530,000	—	$530,000
Health and Welfare Benefits	$16,919	$16,919	—	$16,919
Stock Options	$26,300	$26,300	—	$26,300
Restricted Stock Units	$1,116,677	$249,347	—	$249,347
Excise Tax and Gross-Ups	—	—	—	—
TOTAL	$1,795,896	$822,566	—	$822,566
Kathleen P. Bloch, MBA, CPA
Payment Type	Termination following Change of Control	Termination Without Cause or Voluntary Termination for Good Reason	Termination for Cause or Expiration of Employment Agreement	Death or Disability
Severance payment	$555,642	$277,821	—	$277,821
Health and Welfare Benefits	$13,039	$13,039	—	$13,039
Stock Options	—	—	—	—
Restricted Stock Units	$958,672	$198,187	—	$198,187
Excise Tax and Gross-Ups	—	—	—	—
TOTAL	$1,527,353	$489,047	—	$489,047
Efthymios N. Deliargyris, MD
Payment Type	Termination following Change of Control	Termination Without Cause or Voluntary Termination for Good Reason	Termination for Cause or Expiration of Employment Agreement	Death or Disability
Severance payment	$408,100	$227,594	—	$227,594
Health and Welfare Benefits	$16,919	$16,919	—	$16,919
Stock Options	—	—	—	—
Restricted Stock Units	$698,335	$195,535	—	$195,535
Excise Tax and Gross-Ups	—	—	—	—
TOTAL	$1,123,354	$440,048	—	$440,048

Equity Compensation Plan Information
As of December 31, 2021
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	6,409,004	$7.28	6,322,313
Equity compensation plans not approved by security holders	476,976	$4.47	237,238
Total	6,885,980	$7.09	6,559,551

AUDIT COMMITTEE REPORT
The Audit Committee of the Board oversees CytoSorbents Corporation’s financial reporting process on behalf of the Board. Management is responsible for CytoSorbents Corporation’s disclosure controls and procedures and financial reporting process, including its system of internal control over financial reporting, and for preparing CytoSorbents Corporation’s financial statements in accordance with accounting principles generally accepted in the United States. CytoSorbents Corporation’s independent registered public accounting firm are responsible for auditing those financial statements and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.
The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm. The Committee operates under a written charter adopted by the Board, a copy of which is available on CytoSorbents Corporation’s website at www.cytosorbents.com.
The Audit Committee has met and held discussions with management and the independent registered public accounting firm, both separately and together. Management has represented to the Audit Committee that CytoSorbents Corporation’s audited financial statements for 2021 were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and the independent auditors. The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.
In addition, the Audit Committee has discussed with the independent registered public accounting firm their independence from CytoSorbents Corporation and its management, including the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning the independent auditor’s independence. Finally, the Audit Committee has discussed with CytoSorbents Corporation’s independent registered public accounting firm the overall scope and plans for their audits, the results of their examinations, their evaluations and assessment of CytoSorbents Corporation’s internal control over financial reporting and the overall quality of CytoSorbents Corporation’s financial reporting.
In its oversight function, the Audit Committee relies on the representations of management and the independent registered public accounting firm and thus does not have an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies or appropriate internal control over financial reporting, that CytoSorbents Corporation’s financial statements are presented in accordance with accounting principles generally accepted in the United States, that the audit of CytoSorbents Corporation’s financial statements has been carried out in accordance with auditing standards generally accepted in the United States, or that the independent registered public accounting firm are in fact “independent.”
Based upon the Audit Committee’s discussions with management and the independent registered public accounting firm as described above and the Audit Committee’s review of the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended to the Board that CytoSorbents Corporation’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 for filing with the SEC.
Submitted by:
The Audit Committee of the Board of Directors
Alan D. Sobel, CPA, Chairman
Al W. Kraus
Edward R. Jones, MD, MBA

AUDIT AND OTHER FEES
The following table summarizes the aggregate fees billed for professional services rendered to us by WithumSmith+Brown, PC, our independent registered public accounting firm, in fiscal years 2021 and 2020. A description of these fees and services follows the table.
	2021	2020
Audit Fees(1)	$262,650	$184,000
Audit Related Fees(2)	25,235	59,824
Tax Fees(3)	15,450	14,500
All Other Fees	—	—
Total	$303,335	$258,324

(1)
Fees for audit services in 2021 and 2020 consisted of fees associated with the annual audit and the reviews of CytoSorbents Corporation’s quarterly reports on Form 10-Q along with fees associated with SEC and accounting regulations and compliance consulting.

(2)
Fees for audit-related services in 2021 and 2020 are associated with SEC registration and other filings and certain attestations in connection with Company financings and agreements.

(3)
Tax fees for 2021 and 2020 were as a result of services associated with the filing of the Company’s Federal and State tax returns and other tax services.

The Audit Committee has considered whether the provision of these services by WithumSmith+Brown, PC is compatible with maintaining the independence of WithumSmith+Brown, PC. Beginning with 2015, in accordance with the Audit Committee’s pre-approval policies and procedures described below, all fees and services have been and will be pre-approved by the Audit Committee. The Audit Committee did not rely on the waiver of pre-approval procedures permitted with respect to de minimus non-audit services under the applicable rules of the SEC for its approval of any of the services provided by WithumSmith+Brown, PC in 2021 and 2020.
Pre-Approval Policies and Procedures
The Audit Committee has adopted policies and procedures relating to the pre-approval of all audit and non-audit services to be provided by our independent registered public accounting firm. Under these policies and procedures, the Audit Committee approves in advance the provision of services and fees for such services that are specifically identified in the independent registered public accounting firm’s annual engagement letter for the audits and reviews, in management’s annual budget relating to services to be provided by the independent auditors and any amendments to the annual budget reflecting additional services to be provided by or higher fees of the independent registered public accounting firm. All other services to be provided by the independent registered public accounting firm are pre-approved by the Audit Committee as they arise. The Chairman of the Audit Committee has been delegated authority to pre-approve services in accordance with these policies and procedures. The Chairman is to report any such approval of services to the Audit Committee at its next meeting. The Audit Committee considers, among other things, whether the provision of such audit or non-audit services is consistent with applicable regulations regarding maintaining auditor independence, whether the provision of such services would impair the independent registered public accounting firm’ independence and whether the independent registered public accounting firm are best positioned to provide the most effective and efficient service.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS
All of our directors and officers complete a Directors and Officers questionnaire in the first calendar quarter of each year, in which they are asked to disclose family relationships and other related party transactions. Our Audit Committee must review and approve or ratify all related party transactions, as defined in Item 404 of Regulation S-K promulgated under the Securities Act of 1933. In examining related party transactions, our Audit Committee considers whether any of our directors, officers, holders of more than five percent (5%) of our voting stock, or any immediate family members of the foregoing persons and any other persons whom the Audit Committee determines to be related parties, have a conflict of interest where an individual may have a private interest which interferes with or appears to interfere with our interests. In determining whether to approve or ratify a related party transaction, the Audit Committee will take into account, among other factors it deems appropriate, whether the related party transaction is on terms no less favorable to us than terms generally available to us from an unaffiliated third-party under the same or similar circumstances, and the extent of the related party’s interest in the transaction.
See “Executive Compensation” and “Director Compensation” above for a discussion of director compensation, executive compensation and our named executive officers’ employment agreements.
STOCKHOLDER PROPOSALS AND NOMINATION OF DIRECTOR CANDIDATES
Any stockholder proposal submitted to us pursuant to SEC Rule 14a-8 under the Exchange Act for inclusion in the proxy statement and proxy relating to our 2023 Annual Meeting must be received by us no later than the close of business on December 30, 2022.
Any stockholder who wishes to propose any business to be considered by the stockholders at the 2023 Annual Meeting, other than a proposal for inclusion in the proxy statement pursuant to SEC regulations, or who wants to nominate a person for election to our Board at that meeting, must provide a written notice that sets forth the specified information described in our bylaws concerning the proposed business or nominee. The notice must be delivered to the Secretary at our principal executive offices, at the address set forth on the first page of this proxy statement, between February 7, 2023 and March 9, 2023.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers, banks and nominees) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single Notice or set of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies and intermediaries. Under this process, stockholders of record who have the same address and last name and have not previously requested electronic delivery of proxy materials will receive a single envelope containing the Notice for all stockholders having that address. The Notice for each stockholder will include that stockholder’s unique control number needed to vote his or her shares.
If you would like to receive a separate Notice, please contact our investor relations department at our offices located at 7 Deer Park Drive, Suite K, Monmouth Junction, New Jersey 08852; telephone (732) 329-8885.
For those stockholders who have the same address and last name and who request to receive a printed copy of the proxy materials by mail, we will send only one copy of such materials to each address unless one or more of those stockholders notifies us, in the same manner described above, that they wish to receive a printed copy for each stockholder at that address.
If you are a beneficial owner, you can request information about householding from your broker, bank or nominee.

OTHER MATTERS
The Board does not know of any matters to be presented at the virtual Annual Meeting other than those listed in the Notice of Annual Meeting of Stockholders that accompanies this proxy statement. However, if other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their best judgment on such matters insofar as the proxies are not limited to the contrary.
To the extent that information contained in this proxy statement is within the knowledge of persons other than our management, we have relied on such persons for the accuracy and completeness thereof.
This proxy statement and our annual report on Form 10-K are available at www.proxyvote.com. Alternatively, upon the receipt of a written request from any stockholder entitled to vote at the forthcoming Annual Meeting, we will mail, at no charge to the stockholder, a copy of our annual report on Form 10-K, including the financial statements and schedules required to be filed with the SEC pursuant to Rule 13a-1 under the Exchange Act, for CytoSorbents Corporation’s most recent fiscal year. Requests from beneficial owners of our voting securities must set forth a good faith representation that, as of the record date for the Annual Meeting, the person making the request was the beneficial owner of securities entitled to vote at such meeting. Written requests for such report should be directed to:
Terri Anne Powers, VP of Investor Relations and Corporate Communications
CytoSorbents Corporation
7 Deer Park Drive, Suite K
Monmouth Junction, New Jersey 08852
If you would like us to send you a copy of the exhibits listed on the exhibit index of the annual report on Form 10-K, we will do so upon your payment of our reasonable expenses in furnishing a requested exhibit.
The Annual Meeting will be a virtual meeting and you may attend by going to www.virtalshareholdermeeting.com/CTSO2022 at the time of the meeting, and you will be able to vote your shares during the meeting. To vote, you will need the 16-digit control number included on your proxy card, voter instruction card or Notice. Even if you plan to attend the Annual Meeting, we encourage you to submit your proxy or voting instructions in advance so that your vote will be counted if you later decide not to attend the Annual Meeting. Also, the Notice and the proxy card contain instructions for record holders who want to vote their shares via the Internet. If you have requested the proxy materials to be sent to you by mail, for your convenience, a return envelope is enclosed requiring no additional postage if mailed in the United States.
By Order of the Board of Directors,
/s/ Kathleen P. Bloch
Kathleen P. Bloch, CPA
Chief Financial Officer and Secretary
Dated: April 22, 2022

CYTOSORBENTS CORPORATIONC/O BROADRIDGEP.O. BOX 1342BRENTWOOD, NY 11717 SCAN TOVIEW MATERIALS & VOTE YOUR VOTE IS IMPORTANTVOTE TODAY IN ONE OF THREE WAYS VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 6, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/CTSO2022 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 6, 2022. Have your proxy card in hand when you call and then follow the instructions VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. You may vote by Internet 24 hours a day, 7 days a week. Your Internet vote authorizes the named proxies to vote in the same manner as if you marked, signed and returned your proxy car TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D78616-P70391 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY CYTOSORBENTS CORPORATION THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"THE FOLLOWING PROPOSAL:1. To elect the following nominees to serve as directors: Nominees: For Against Abstain 1a. Phillip P. Chan, MD, PhD 1b. Al W. Kraus 1c. Edward R. Jones, MD, MBA 1d. Michael G. Bator, MBA 1e. Alan D. Sobel, CPA 1f. Jiny Kim, MBA THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS: For Against Abstain 2. To approve, on an advisory basis, the compensation of the Company's named executive officers, disclosed pursuant to Item 402 of Regulation S-K. 3. To ratify the appointment of WithumSmith+Brown, PC as CytoSorbents Corporation's independent auditors to audit CytoSorbents Corporation's financial statements for the fiscal year ending December 31, 2022. 4. To conduct such other business as may properly come before the Annual Meeting or any adjournments thereof. Please sign and return this Proxy Card so that the shares can be represented at the meeting. If signing for a corporation or partnership or as agent, attorney or fiduciary, indicate the capacity in which you are signing. If you vote by ballot, such vote will supersede this proxy. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

PLEASE RETURN THIS CARD PROMPTLY IN THE ENCLOSED, POSTAGE-PAID ENVELOPE OR OTHERWISE TO CYTOSORBENTS CORPORATION, C/O BROADRIDGE, 51 MERCEDES WAY, EDGEWOOD, NY 11717, SO THAT THE SHARES CAN BE REPRESENTED AT THE MEETING.Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report of CytoSorbents Corporation are available at: www.proxyvote.com.DETACH HERE D78617-P70391 CytoSorbents CorporationCOMMON STOCKPROXY CARDThis Proxy is Solicited on Behalf of the Board of Directors for the Annual Meeting of Stockholders on June 7, 2022.YOUR VOTE IS IMPORTANT! PLEASE SIGN AND DATE ON THE REVERSE SIDE OF THIS CARD.PROXY The undersigned, revoking all prior proxies, hereby appoints Dr. Phillip P. Chan and Kathleen P. Bloch, and each of them, with full power of substitution, proxies to appear on behalf of the undersigned and to vote all shares of Common Stock of the undersigned at the Annual Meeting of Stockholders to be held via live webcast at www.virtualshareholdermeeting.com/CTSO2022, on Tuesday, June 7, 2022 at 10:00 a.m., Eastern time, and at any adjournments thereof, subject to any directions indicated on the reverse side of this card, upon the matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement dated April 22, 2022, a copy of which has been received by the undersigned. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournments thereof.If this Proxy is properly executed and returned, and not revoked, the shares it represents will be voted at the meeting in accordance with the choices specified on this proxy card. If no choice is specified, the shares will be voted by the proxies FOR the election of the nominees listed in Proposal 1 to serve as directors on the Board of Directors, FOR Proposal 2 to approve, on an advisory basis, the compensation of the Company's named Executive Officers, disclosed pursuant to Item 402 of Regulation S-K, and FOR Proposal 3 to ratify the appointment of WithumSmith+Brown, PC as CytoSorbents Corporation's independent auditors to audit CytoSorbents Corporation's financial statements for the fiscal year ending December 31, 2022 and at their discretion on any matter that may properly come before the meeting. CONTINUED AND TO BE SIGNED ON REVERSE SIDE SEE REVERSE SIDE SEE REVERSE SIDE